                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                        PLC Systems Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                PLC SYSTEMS INC.
                                 10 FORGE PARK
                         FRANKLIN, MASSACHUSETTS 02038

                            ------------------------

                NOTICE OF ANNUAL GENERAL MEETING OF STOCKHOLDERS
                            ------------------------

TO THE STOCKHOLDERS:

    NOTICE IS HEREBY GIVEN that an Annual General Meeting (the "Meeting") of shareholders ("Stockholders") of PLC SYSTEMS INC. (the "Corporation"), a Yukon corporation, will be held on Monday, May 24, 1999, at 9:00 a.m. at the Radisson Hotel Milford, 11 Beaver Street, Milford, Massachusetts for the following purposes:

    1. To elect members of the Board of Directors for a three year term of office.

    2. To approve new By-Laws in connection with the transfer of the Corporation's jurisdiction of incorporation from British Columbia to the Yukon Territory (as approved by the Stockholders at the 1998 Annual Meeting).

    3. To appoint Ernst & Young LLP as auditors for the current fiscal year ending December 31,1999.

    4. To consider and act upon any matters incidental to the foregoing and any other matters that may properly come before the Meeting or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on April 9, 1999, as the record date for the determination of Stockholders entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof.

    We hope that all Stockholders will be able to attend the Meeting in person. In order to assure that a quorum is present at the Meeting, please date, sign and promptly return the enclosed proxy whether or not you expect to attend the Meeting. A postage-prepaid envelope, addressed to U.S. Stock Transfer Corporation, the Corporation's transfer agent, has been enclosed for your convenience. If you attend the Meeting, your proxy, at your request, will be returned to you and you may vote your shares in person.

    If you plan to attend, please note that space limitations may make it necessary to limit attendance to Stockholders and one guest. Admission to the meeting will be on a first-come, first-served basis. Registration and seating will begin at 9:00 a.m. Each Stockholder may be asked to present:

    *   an admission ticket, which is attached to your proxy card; and

    *   valid picture identification, such as driver's license or passport.

    Stockholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

                                          By Order of the Board of Directors

                                          JENNIFER T. MILLER
                                          SECRETARY

Franklin, Massachusetts
April 20, 1999

                                PLC SYSTEMS INC.
                                 10 FORGE PARK
                         FRANKLIN, MASSACHUSETTS 02038

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                                 APRIL 20, 1999

    THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND MANAGEMENT OF PLC SYSTEMS INC. (THE "CORPORATION") FOR USE AT THE ANNUAL GENERAL MEETING (THE "MEETING") OF SHAREHOLDERS (THE "STOCKHOLDERS") TO BE HELD ON MONDAY, MAY 24, 1999, AT 9:00 A.M. AT THE RADISSON HOTEL MILFORD, 11 BEAVER STREET, MILFORD, MASSACHUSETTS, AND AT ANY ADJOURNMENT OF ADJOURNMENTS THEREOF.

    Stockholders of record at the close of business on April 9, 1999 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof. Notice of the Record Date, as required by
Section 135(4) of the Business Corporations Act of the Yukon Territory ("Yukon
Act"), was published in the Whitehorse Star newspaper on April   , 1999. On the
Record Date,             shares of Common Stock, no par value per share, of the
Corporation ("Common Stock" or "Voting Securities") were issued and outstanding. Each share of Common Stock entitles the holder to one vote with respect to all matters submitted to Stockholders at the Meeting. No other Voting Securities of the Corporation are issued and outstanding.

    A quorum for the Meeting is two Stockholders or proxyholders representing two Stockholders or one Stockholder and a proxyholder representing one Stockholder holding shares representing at least ten percent (10%) of the shares outstanding present at the Meeting. Each proposal to be voted upon by the Stockholders of the Corporation requires the votes of a majority of shares of Common Stock present at the Meeting for passage. Abstentions are counted for purposes of determining the presence or absence of a quorum at the Meeting but are not counted in tabulation of the votes cast on proposals presented to Stockholders. Yukon law does not recognize broker non-votes (which, under U.S. law, result when a broker holding shares for a beneficial holder has not received timely voting instructions on certain matters from such beneficial holder and the broker does not have discretionary voting power on such matters).

    The directors and executive officers of the Corporation as a group own or
may be deemed to control approximately       % of the outstanding shares of
Common Stock of the Corporation. Each of the directors and officers has indicated his or her intent to vote all shares of Common Stock owned or controlled by him or her in favor of each item set forth herein.

    Execution of a proxy will not in any way affect a Stockholder's right to attend the Meeting and vote in person. The proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the Meeting, or by giving to the Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the Meeting and voting in person. The shares represented by all properly executed proxies received in time for the Meeting will be voted as specified therein. IN THE ABSENCE OF SPECIAL PROXY INSTRUCTIONS, SHARES WILL BE VOTED IN FAVOR OF THE ELECTION OF DIRECTORS OF THOSE PERSONS NAMED IN THIS PROXY STATEMENT AND IN FAVOR OF ALL OTHER ITEMS SET FORTH HEREIN.

    The persons named in the enclosed proxy for the Meeting are officers and/or directors of the Corporation. STOCKHOLDERS HAVE THE RIGHT TO APPOINT SOME OTHER PERSON, WHO NEED NOT BE A STOCKHOLDER, TO REPRESENT THE STOCKHOLDERS AT THE MEETING BY STRIKING OUT THE NAMES OF THE PERSONS DESIGNATED IN THE ACCOMPANYING PROXY AND BY INSERTING THAT OTHER PERSON'S NAME IN THE BLANK SPACE PROVIDED OR BY EXECUTING A PROXY SIMILAR TO THE ENCLOSED FORM.

    Shares represented by properly executed and deposited proxies will be voted for or against or withheld from voting in accordance with the instructions of the Stockholders on any ballot that may be called for and, if the Stockholders specify a choice with respect to any matter to be acted upon at the Meeting, shares represented by such proxies will be voted accordingly. IF A STOCKHOLDER APPOINTS ONE OF THE PERSONS

DESIGNATED IN THE ACCOMPANYING PROXY AS HIS PROXYHOLDER AND DOES NOT MAKE A CHOICE TO DIRECT THE SAID PROXYHOLDER TO VOTE FOR OR AGAINST OR TO WITHHOLD FROM VOTING ON A MATTER OR MATTERS WITH RESPECT TO WHICH AN OPPORTUNITY TO SPECIFY HOW THE SHARES REGISTERED IN THE NAME OF SUCH STOCKHOLDER SHALL BE VOTED, THE PROXY SHALL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS ATTORNEYS IN THE PROXIES. THE ENCLOSED PROXY CONFERS DISCRETIONARY AUTHORITY UPON THE PERSONS NAMED THEREIN WITH RESPECT TO AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF THE MEETING AND WITH RESPECT TO OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING.

    The Board of Directors knows of no other matter to be presented at the Meeting. If any other matter should be presented at the Meeting upon which a vote may be taken, such shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxyholder in the proxies.

    A Form 10-K containing financial statements for the fiscal years ended December 31, 1998, 1997 and 1996 is being mailed herewith to all Stockholders entitled to vote. This Proxy Statement and the accompanying proxy are expected to be mailed to Stockholders on or about April 20, 1999.

                                   ITEM NO. 1
                             ELECTION OF DIRECTORS

    The Corporation's Articles of Continuance, as amended, provide that directors may be elected for a term of office of one or more years as may be specified in the resolution by which the directors are elected. At the Corporation's 1995 Annual Meeting, it was resolved that the members of the Board of Directors shall be classified and elected as nearly as possible into three classes, each with approximately one-third of the members of the Board of Directors. The classified board is designed to assure continuity and stability in the Board of Director's leadership and policies. Dr. Rudko and Mr. Pendergast are classified as Class I directors and serve until the 2001 Annual Meeting. Mr. Pulkonik and Mr. Dow are classified as Class II directors and serve until the 2000 Annual Meeting. Drs. Norton and Smith and Mr. Capozzi are classified as Class III directors and serve until the 1999 Annual Meeting. The successors to the class of directors whose terms expire at that meeting would be elected for a term of office to expire at the third succeeding annual meeting after their election and until their successors have been duly elected by the Stockholders. Directors chosen to fill vacancies on a classified board shall hold office until the next election of the class for which directors shall have been chosen, and until their successors are duly elected by the Stockholders. Officers are appointed by and serve at the discretion of the Board of Directors, subject to their employment contracts.

    Shares represented by all proxies received by the Board of Directors and not so marked as to withhold authority to vote for an individual director, or for all directors, will be voted (unless one or more nominees are unable or unwilling to serve) FOR the election of [To Be Determined by Nominating Committee] as Class III directors, each to serve until the 2002 Annual Meeting. The Board of Directors knows of no reason why such nominees should be unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or for fixing the number of directors within Class III at a lesser number.

    The following table sets forth as of March 19, 1999, the ages of and positions and offices presently held by the directors of the Corporation, as well as the date each individual was first elected a director, if applicable. For information about ownership of the Corporation's Voting Securities by each director, see "Beneficial Ownership of Common Stock".

                                                                                                                   CLASS TO
                                                        DATE FIRST                                                 WHICH THE
                                                         BECAME A                                                   NOMINEE
NAME                                           AGE       DIRECTOR    POSITION                                       BELONGS
-----------------------------------------      ---      -----------  -----------------------------------------  ---------------
Robert I. Rudko, Ph.D....................          56      4/14/92   Director and Chief Scientist                      I
William C. Dow...........................          52      8/15/97   President, Chief Executive Officer and           II
                                                                     Director
Edward H. Pendergast.....................          65      9/24/92   Chairman of the Board of Directors                I
Harold P. Capozzi........................          74      4/15/91   Director                                         III
H.B. Brent Norton, M.D...................          38      6/10/94   Director                                         III
Kenneth J. Pulkonik......................          58      9/14/92   Director                                         II
Roberts A. Smith, Ph.D...................          70      1/22/93   Director                                         III

------------------------

COMMITTEES

    The Board of Directors established an Audit Committee, a Compensation Committee, and a Nominating Committee in January 1993. The Board of Directors established an Executive Committee in July 1996.

    In Fiscal 1998, Messrs. Pulkonik and Pendergast served as members of the Audit Committee. The Audit Committee is concerned primarily with recommending the selection of, and reviewing the effectiveness of, the Corporation's independent auditors and reviewing the effectiveness of the Corporation's accounting policies and practices, financial reporting and internal controls. The Audit Committee reviews any transactions which involve a potential conflict of interest and the scope of independent audit coverages, the fees charged by the independent auditors, and internal control systems. The Audit Committee met three times and held one telephonic meeting in Fiscal 1998.

    In Fiscal 1998, Dr. Smith and Mr. Pendergast served on the Compensation Committee. The Compensation Committee is responsible for setting and administering the policies which govern annual compensation for the Corporation's executives. The Compensation Committee negotiates and proposes to the Board of Directors compensation arrangements for officers, other key employees, certain consultants and directors of the Corporation. Following review and approval by the Compensation Committee of the compensation policies, all issues pertaining to executive compensation are submitted to the Board of Directors for approval. The Compensation Committee met two times and held two telephonic meetings in Fiscal 1998.

    In Fiscal 1998, Dr. Rudko and Mr. Capozzi served on the Nominating Committee, which was established for the purpose of nominating potential new directors. The Nominating Committee will consider nominees recommended by stockholders. A stockholder wishing to nominate a candidate should forward the candidate's name and detailed background of the candidate's qualifications to the Secretary of the Corporation. The Nominating Committee did not meet in Fiscal 1998.

    In Fiscal 1998, Mr. Dow, Mr. Pendergast and Dr. Rudko served on the Executive Committee, which was established for the purpose of considering matters arising between meetings of the Board. The Executive Committee met four times and held two telephonic meetings in Fiscal 1998.

    The Board of Directors held five formal meetings and seven telephonic meetings during Fiscal 1998. No director attended fewer than 75% of the total number of the meetings of the Board of Directors and those committees on which he served during Fiscal 1998.

    No director or executive officer is related to any other director or executive officer by blood or marriage.

BACKGROUND

    The following is a brief account of the business experience of each director.

    HAROLD P. CAPOZZI, B.SC., B. COMM, B. ED. Mr. Capozzi has served as a director of the Corporation since 1991. For approximately the last 35 years Mr. Capozzi has acted in various managerial and operational capacities for several family-owned businesses. These businesses, Capozzi Enterprises, Ltd., Pasadena Investments, Ltd. and Catalina Properties, Ltd., operate primarily in the real estate and real estate leasing markets and are privately held. He served seven years as a member of the Legislative Assembly for the Province of British Columbia. He was founding director of McDonald's Restaurants Canada Ltd. and Keg Restaurants Ltd. From 1987 to 1991, Mr. Capozzi was a director for Pineridge Capital Group Inc., a publicly traded venture capital company. From February 1997 to July 1998, he was a director of the Knightsbridge Corporation, a publicly traded venture capital company, active in the field of Heart Monitoring Technology. He was also a director of Richland Mines Inc., a publicly traded company from 1994 to 1998. He is presently a director of two publicly traded companies, Western Oil and Tire Distributors and Admiral Bay Mining Ltd., a mining development company.

    WILLIAM C. DOW. Mr. Dow has served as the President, Chief Executive Officer and as a director of the Corporation since August 1997. Prior to joining the Corporation, from 1993 to 1997, Mr..Dow served as President and Chief Executive Officer of Deknatel Snowden Pencer Worldwide, Inc., a $100 million medical device manufacturer. Deknatel Snowden Pencer Worldwide, Inc., became a manufacturing and marketing subsidiary of Genzyme Corporation in 1996. Mr. Dow has over 25 years of experience in the medical device and service industry having held various positions in sales, marketing, distribution and general management with Griffith Micro Science, Kendall, Terumo and American Hospital Supply. Mr. Dow is a graduate of the United States Naval Academy with a Bachelor of Science in Engineering and served as both a pilot and a Supply Corps officer in the U.S. Navy.

    H. B. BRENT NORTON, M.D. Dr. Norton has served as a director of the Corporation since June 1994. He has served since 1991 as the President, Chief Executive Officer and Director of IMI International Medical Innovations Inc., formerly IMI Diagnatech Inc., a publicly held biotechnology commercialization company. Additionally, since 1990, he has owned and been the President of the Ontario Workers Health Clinic, a privately held health assessment company. From 1990 to 1993, Dr. Norton was an associate at the Institute for Sport Medicine and Human Performance, a privately held provider of medical care to athletes. Dr. Norton received his degree as a Doctor of Medicine from McGill University and a Master of Business Administration degree from the University of Western Ontario.

    EDWARD H. PENDERGAST. Mr. Pendergast was a director of PLC Medical from its incorporation in 1981 until 1991. Mr. Pendergast has served as a director of the Corporation since September 1992 and as its Lead Outside Director since March 1995. Mr. Pendergast assumed the position of Chairman of the Board in October 1998. Mr. Pendergast is the President of Pendergast & Company, a privately held management consulting firm. From 1984 to 1989, Mr. Pendergast served as the Chairman of Kennedy & Lehan, a public accounting firm. Mr. Pendergast serves as a director of Plymouth Rubber Company Inc. (AMEX) and also serves as a member of the Board of Directors of several other private companies. Mr. Pendergast is a Certified Public Accountant and the former President of the Massachusetts Society of Certified Public Accountants.

    KENNETH J. PULKONIK. Mr. Pulkonik has served as a director of the Corporation since 1992. Mr. Pulkonik has served as President and Chairman of the Board of Rush Electronics Ltd. of Ontario, Canada, a privately held business, since 1983. Mr. Pulkonik has also served as the Chairman of the Board for Rush Corporation, the United States subsidiary of Rush Electronics Ltd., a privately held company, since 1987. In 1971, Mr. Pulkonik co-founded Rush Industries, Inc., a privately held industrial distributor to the electronics industry in the New England area. Mr. Pulkonik received a S.B. in Chemical Engineering, a S.M. in Metallurgy, both from MIT and a S.M. in Management from the Sloan School at MIT.

    ROBERT I. RUDKO, PH.D. Dr. Rudko served as Chairman of the Corporation from April 1992 until October 1998, President of the Corporation from April 1992 until October 1993, Chief Scientist of the Corporation from October 1993 to October 1998 and President of Laser Engineering, Inc. (now known as PLC Medical Systems, Inc. "PLC Medical"), a wholly owned subsidiary of the Corporation, from 1981 to October 1993. Dr. Rudko has over 30 years of experience in the analysis, design, development, and manufacture of lasers and surgical laser systems. Prior to founding PLC Medical in 1981, Dr. Rudko was employed by the Research Division of Raytheon Company, a publicly traded defense contractor, from 1967 to 1981, first as a Senior Research Scientist and then as Principal Research Scientist. Dr. Rudko received his Ph.D. degree in electrical engineering from Cornell University.

    ROBERTS A. SMITH, PH.D. Dr. Smith has served as a director of the Corporation since January 1993. From 1980 to 1986 and from 1988 to 1994, Dr. Smith was the President of Viratek, Inc., a pharmaceutical development company. He was the Vice President of SPI Pharmaceuticals, a pharmaceutical marketing company from 1990 to 1992, and from 1985 to 1988, Dr. Smith was the Vice President and a director of the Nucleic Acid Research Institute. Dr. Smith has been the Vice Chairman since 1992 and a founding director since 1959 of ICN Pharmaceuticals, Inc. the parent company of Viratek, Inc., a publicly traded company, and SPI Pharmaceuticals. From 1958 to 1987, Dr. Smith was a full Professor and from 1987 to the present, Dr. Smith has been a Professor Emeritus, at the University of California, Los Angeles where he instructs in biochemistry.

EXECUTIVE OFFICERS AND KEY EMPLOYEES

    The executive officers and significant employees of the Corporation and its operating subsidiaries, PLC Medical Systems, Inc. and PLC Medical Systems AG, their ages and positions as of March 19, 1999 are as follows:

NAME                                            AGE                                 POSITION
------------------------------------------      ---      ---------------------------------------------------------------
William C. Dow*...........................          52   President, Chief Executive Officer and Director
Robert Svikhart*..........................          41   Chief Financial Officer and Treasurer
Cindy Crosby..............................          40   Vice President of Regulatory Affairs and Quality Assurance--PLC
                                                         Medical
Paul A. Levesque..........................          51   Vice President of Marketing and New Business Development--PLC
                                                         Medical
Stephen J. Linhares.......................          42   Vice President of Research--PLC Medical
Kenneth L. Luppi..........................          38   Vice President of Operations and Development--PLC Medical
Jennifer T. Miller........................          32   Vice President, General Counsel and Secretary
Vincent Puglisi...........................          51   Managing Director--PLC Medical Systems AG

------------------------

*   Executive Officer

    The following is a brief account of the business experience of each executive officer and key employee of the Corporation, other than Mr. Dow, whose background is summarized above:

    ROBERT SVIKHART. Mr. Svikhart has served as the Corporation's Chief Financial Officer and Treasurer since June 1998. Prior to joining the Corporation, Mr. Svikhart was a private equity investor. He joined Kohlberg & Co. in 1989 and was named a general partner of the private equity investment firm in 1992. Mr. Svikhart founded his own firm, Sachem Advisors, in 1995, to initiate the management buyout of AmeriClean Systems Inc., which was sold by an investor group to Unilever in 1998. Prior to joining

Kohlberg & Co., Mr. Svikhart worked for four years as an investment banker, including three years at Lazard Freres & Co.

    CINDY CROSBY. Ms. Crosby has served as PLC Medical's Vice President of Quality Assurance and Regulatory Affairs since June 1998 and from September 1997, as Director of Quality Assurance and Regulatory Affairs. Prior to joining PLC Medical from 1991 to 1997, Ms. Crosby held senior Quality/ Regulatory positions with Nitinol Medical Technologies, Inc., a publicly traded cardiovascular medical device company and Stryker Biotech, a division of Stryker Corporation, an orthopedic medical device company. From 1985 to 1991, Ms. Crosby held various Quality control and assurance management positions with Applied BioTechnologies, Inc., Therion Biologics, and BioProcess Technologies. In addition, Ms. Crosby has held research positions with the Massachusetts Eye and Ear Infirmary.

    PAUL A. LEVESQUE. Mr. Levesque has served as PLC Medical's Vice President of Marketing and Business Development since February 1998. Prior to joining PLC Medical, Mr. Levesque was Vice President of Marketing and Sales for Corometrics Medical Systems, a division of American Home Products. From 1984 to 1991, Mr. Levesque held senior marketing positions at General Electric Medical Systems and Zoll Medical. In addition, Mr. Levesque has over 11 years experience at Hewlett Packard, medical products group, where he served in various professional sales and marketing positions.

    STEPHEN J. LINHARES. Mr. Linhares has served as PLC Medical's Vice President of Research since November 1998. Mr. Linhares served as PLC Medical's Vice President of Research and Development and Clinical Trials from January 1996 to November 1998. Mr. Linhares was PLC Medical's Director of Engineering from 1987 to 1995. He joined PLC Medical in 1983 as an engineer and was subsequently appointed Operations Manager in 1985 and Director of Engineering in 1987. His responsibilities currently include managing all aspects of PLC Medical's product research and development as well as clinical affairs. Prior to joining PLC Medical, Mr. Linhares was employed in the Research Division of Raytheon Company, a publicly traded defense contractor, as an Associate Scientist from 1979 to 1983.

    KENNETH J. LUPPI. Mr. Luppi has served as PLC Medical's Vice President of Operations and Development since November 1998. Mr. Luppi served as Vice President of Operations from September 1997 until November 1998, and was Acting Vice President of Operations from May 1997 to September 1997. Mr. Luppi was hired in August 1993 as PLC Medical's Director of Service Operations. Prior to joining PLC Medical, Mr. Luppi was employed as the National Service Manager of Candela Laser Corporation, which manufactures medical lasers. Mr. Luppi holds a BS degree in Biomedical Engineering from Boston University.

    JENNIFER T. MILLER. Ms. Miller has served as the Corporation's General Counsel since September 1997, a Vice President since May 1998, and Secretary since January 1999. From 1991 to 1997, Ms. Miller was an attorney with the firm of Fish & Richardson P.C. Ms. Miller is a magna cum laude graduate of Tufts University, where she was awarded a Fulbright Scholarship. Ms. Miller received her law degree from Harvard Law School.

    VINCENT PUGLISI. Mr. Puglisi has served as the Managing Director of PLC Medical Systems AG since August 1998 and previously served as PLC Medical's Vice President of Corporate Sales since December 1997. From 1984 to 1997, Mr. Puglisi was President of Medrep, an independent manufacturers' representative for several medical supply and equipment companies. Prior to founding Medrep in 1984, Mr. Puglisi served as Vice President, Marketing and Sales for Professional Disposables, Inc. beginning in 1980. He began his career in healthcare with American Hospital Supply in 1975 and held several positions there until 1980. Mr. Puglisi attended the U.S. Air Force Academy and served as Captain in the USAF until 1975.

CERTAIN TRANSACTIONS

    During Fiscal 1991, the Corporation loaned Corhart Management Group, Inc. ("Corhart") the sum of $126,061 on a demand basis. Corhart provided office and administration services for the Corporation's Vancouver office. Corhart then loaned a portion of the $126,061 to Dr. Rudko. The balance of this loan plus accrued interest is approximately $92,928.01. The loan currently bears interest at 8.65%.

    Prior to joining the Corporation as an employee, Mr. Svikhart provided consulting services to the Corporation in Fiscal 1998, for which he received fees from the Corporation in the amount of $45,000.

    No insider or proposed nominee for election as a director of the Corporation and no associate or affiliate of the foregoing persons has or has had any material interest, direct or indirect, in any transaction since the commencement of Fiscal 1998 or in any proposed transaction which in either such case has materially affected or will materially affect the Corporation, except as described above.

    The Corporation believes that the aforementioned transaction was on terms as favorable as could have been obtained from independent third parties, and that any future transaction by the Corporation with its officers, directors or principal stockholders will be on terms no less favorable than could be obtained from independent third parties and will be subject to approval by a majority of the independent directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Corporation's stock to file initial reports of ownership on Form 3, reports of changes in ownership on Form 4 and annual statements of changes in beneficial ownership on Form 5 with the Securities and Exchange Commission ("SEC") and any national securities exchange on which the Corporation's securities are registered. Executive officers, directors and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file.

    Based on a review of the copies of such forms furnished to the Corporation and written representations from its executive officers and directors, the Corporation believes that all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent (10%) beneficial owners were complied with for the fiscal year ended December 31, 1998 ("Fiscal 1998"), except for the following: Harold P. Capozzi and Kenneth J. Pulkonik each failed to report one purchase transaction on Form 4 in Fiscal 1998. A timely Form 5 was filed by Mr. Capozzi and Mr. Pulkonik reporting these transactions.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

    The following table sets forth, as of March 19, 1999, certain information concerning stock ownership of the Corporation by (i) each person who is known to the Corporation to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Corporation's Common Stock, (ii) each director of the Corporation as of January 18, 1999; (iii) each of the executive officers named in the Summary Compensation Table below, and (iv) all directors and executive officers as a group as of January 18, 1999. Except as otherwise indicated in the footnotes to the table, to the knowledge of the Corporation, the stockholders listed in the table have sole voting and investment powers with respect to the shares beneficially owned by them.

                                                                                             NUMBER
                                                                                            OF SHARES
                                                                                           BENEFICIALLY  PERCENTAGE
NAME OF BENEFICIAL OWNER (1)                                                                OWNED (2)     OF CLASS
-----------------------------------------------------------------------------------------  -----------  -------------
Robert I. Rudko, Ph.D. (3)...............................................................   1,494,762           7.3%
William C. Dow (4).......................................................................     395,000           1.9%
Edward H. Pendergast (5).................................................................     157,492             *
Harold P. Capozzi (6)....................................................................     122,062             *
H.B. Brent Norton, M.D. (7)..............................................................      75,000             *
Kenneth J. Pulkonik (8)..................................................................     170,500             *
Roberts A. Smith, Ph.D. (9)..............................................................      72,500             *
Robert Svikhart (10).....................................................................      67,225             *
Paul Levesque (11).......................................................................      21,167             *
Vincent Puglisi (12).....................................................................      16,667             *
All current directors and Named Officers as a group (10 persons).........................   2,592,375          12.5%

------------------------

*   Less than 1%

(1) Each such person may be reached through the Corporation at 10 Forge Park, Franklin, Massachusetts 02038.

(2) Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days of January 18, 1999 pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

(3) Includes 372,900 shares issuable pursuant to options that are currently exercisable or will become exercisable within 60 days of January 18, 1999. The table also includes 94,762 shares of Common Stock held by Dr. Rudko's wife, but as to which Dr. Rudko disclaims any beneficial interest. The table excludes 13,750 shares of Common Stock held by Dr. Rudko's adult children, as to which he disclaims any beneficial interest.

(4) Includes 329,000 shares issuable pursuant to options that are currently exercisable or will become exercisable within 60 days of January 18, 1999.

(5) Includes 117,000 shares issuable pursuant to options that are currently exercisable or will become exercisable within 60 days of January 18, 1999.

(6) Includes 94,062 shares issuable pursuant to options that are currently exercisable or will become exercisable within 60 days of January 18, 1999.

(7) Includes 65,000 shares issuable pursuant to options that are currently exercisable or will become exercisable within 60 days of January 18, 1999.

(8) Includes 132,000 shares issuable pursuant to options that are currently exercisable or will become exercisable within 60 days of January 18, 1999.

(9) Includes 68,500 shares issuable pursuant to options that are currently exercisable or will become exercisable within 60 days of January 18, 1999.

(10) Includes 52,225 shares issuable pursuant to options that are currently exercisable or will become exercisable within 60 days of January 18, 1999.

(11) Includes 21,167 shares issuable pursuant to options that are currently exercisable or will become exercisable within 60 days of January 18, 1999.

(12) Includes 16,667 shares issuable pursuant to options that are currently exercisable or will become exercisable within 60 days of January 18, 1999.

                     COMPENSATION OF OFFICERS AND DIRECTORS

EXECUTIVE OFFICERS COMPENSATION

    During Fiscal 1998, the aggregate cash compensation paid or payable to the Corporation's officers was approximately $1,405,000.

    The following table sets forth the compensation paid to (i) the Corporation's President and Chief Executive Officer, and (ii) each of the four other most highly compensated persons who were serving as officers of the Corporation or its operating subsidiaries, PLC Medical Systems, Inc. and PLC Medical Systems AG, as of December 31, 1998 (collectively the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                   LONG TERM
                                                                                                  COMPENSATION
                                                                                                     AWARDS
                                                                                                  ------------
                                                            ANNUAL COMPENSATION                       (F)
                                               ----------------------------------------------      SECURITIES
                                                                                    (E)            UNDERLYING          (G)
                     (A)                       (B)       (C)         (D)       OTHER ANNUAL         OPTIONS         ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR     SALARY      BONUS     COMPENSATION(4)         (#)          COMPENSATION
---------------------------------------------  ----    --------    -------    ---------------     ------------     ------------
Robert I. Rudko, Ph.D........................  1998    $192,500(1) $     0        $28,875(4)              0          $     0
  Chairman of the Board                        1997    $192,500(1) $48,000(1)     $28,875(4)              0          $     0
  and Chief Scientist                          1996    $192,500(1) $38,500(1)     $28,875(4)              0

William C. Dow...............................  1998    $300,000(2) $     0        $45,000(4)         99,000          $     0
  President, Chief                             1997    $116,538(2) $50,000(2)                       660,000          $     0
  Executive Officer and Director

Robert Svikhart..............................  1998    $ 76,961(3) $15,000(3)     $11,544(4)        171,225          $11,067(5)
  Chief Financial Officer
  and Treasurer

Paul Levesque................................  1998    $131,057(6) $     0        $ 5,423(4)         54,500          $17,915(5)
  PLC Medical's Vice
  President of Marketing
  and Business Dev.

Vincent Puglisi..............................  1998    $158,775    $     0        $ 8,735(4)         50,000           17,231(5)
  PLC Medical Systems AG                       1997    $  4,492(7) $     0        $   125(4)              0
  Managing Director

------------------------

(1) Effective in September 1994, the Compensation Committee recommended and the Board of Directors approved an employment agreement which provided for a base salary of $175,000 for Dr. Rudko and benefits, to be selected by him up to 15% of his base salary. This agreement, which was automatically renewed for one year on January 1, 1998, provides for annual reviews of salary increases and bonus plans by the Board of Directors for each fiscal year beginning January 1, 1996. Effective January 1, 1996, the base salary of Dr. Rudko increased from $175,000 to $192,500. No salary increase was provided for Dr. Rudko for Fiscal 1997 and 1998. This agreement also provides that Dr. Rudko may receive a bonus, commencing with Fiscal 1995, on a sliding scale based upon the Corporation achieving a certain percentage of its annual plan for sales and placements of the Heart Laser System, provided that the Corporation must achieve at least 70% of plan for the bonus to be paid. If the Corporation achieves at least 70% of its plan, Dr. Rudko will receive 28% of his base salary as a bonus. If the Corporation achieves 100% of its plan, Dr. Rudko will receive 40% of his base salary. The bonus available provides for linear increases such that the maximum bonus Dr. Rudko may receive is 120% of base salary if the Corporation achieves 190% of its plan. Pursuant to the terms of this agreement, a bonus in the amount of $38,500 was paid to Dr. Rudko for Fiscal 1996. In Fiscal 1997, the Compensation Committee approved a $23,000 bonus for Dr. Rudko for acting as Interim President of the Corporation as well as a $25,000 annual bonus. Dr. Rudko received no bonus for Fiscal 1998.

(2) Mr. Dow joined the Corporation in August 1997. Effective August 15, 1997, the Compensation Committee recommended and the Board of Directors approved an employment agreement through August 31, 2000, for Mr. Dow which provides for a base salary of $300,000 per annum through December 31,1998. Increases for future years shall be established by the Board of Directors. This agreement also provides that Mr. Dow may receive a yearly incentive bonus, commencing with a guaranteed bonus of $50,000 for Fiscal 1997, followed by an incentive bonus commencing in Fiscal 1998, on a sliding scale based upon the Corporation achieving a certain percentage of its annual plan for sales and placements of the Heart Laser System, revenue, operating results and other strategic goals equal to or at least 70% of the performance plan as approved by the Board of Directors. The incentive bonus will range from 70% to 120% of 50% of Mr. Dow's then base salary for the fiscal year. Pursuant to this agreement, a bonus of $50,000 was paid to Mr. Dow for Fiscal 1997. Pursuant to this agreement, no bonus was paid to Mr. Dow for Fiscal 1998.

(3) Mr. Svikhart joined the Corporation in June 1998. Effective June 17, 1998, the Compensation Committee recommended and the Board of Directors approved an employment agreement through June 30, 2001, for Mr. Svikhart which provides for a base salary of $145,000 per annum through December 31, 1999. Increases for future years shall be established by the President and subject to ratification by the Board of Directors. This agreement also provides that Mr. Svikhart may receive a yearly incentive bonus, commencing with a guaranteed bonus of $15,000 for Fiscal 1998, followed by an incentive bonus commencing in Fiscal 1999, on a sliding scale based upon the Corporation achieving a certain percentage of its annual plan for sales and placements of the Heart Laser System, revenue, operating results and other strategic goals equal to or at least 70% of the performance plan as approved by the Board of Directors. The incentive bonus may range from 70% to 120% of 30% of Mr. Svikhart's then base salary for the fiscal year. Pursuant to this agreement, a bonus of $15,000 was paid to Mr. Svikhart for Fiscal 1998.

(4) In Fiscal 1995, the Compensation Committee approved a benefit allowance of up to 15% of base salary for Dr. Rudko. In August 1997, a 15% benefit allowance was approved as part of Mr. Dow's employment agreement. In June 1998, a 15% benefit allowance was approved as part of Mr. Svikhart's employment agreement. The determination of such benefits is up to the individual. Mr. Levesque and Mr. Puglisi each received a $500 per month compensatory car allowance in Fiscal 1998. Mr. Puglisi's allowance was increased to $1000 per month upon his relocation to Europe in September 1998. Executive officers participate in the Corporation's group life, health and long-term disability insurance at generally the same benefit levels as are available to all of the Corporation's full time employees.

(5) Consists of relocation reimbursements and cost of living allowances.

(6) Mr. Levesque joined the Corporation in February 1998.

(7) Mr. Puglisi joined the Corporation in December 1997.

    The Corporation has no plans other than as set out herein pursuant to which cash or non-cash compensation was paid or distributed to the Named Officers during Fiscal 1998 or is proposed to be paid or distributed in a subsequent year. Except as noted above, no other compensation was paid by the Corporation to the Named Officers during Fiscal 1998, including personal benefits and securities or property paid or distributed other than pursuant to a formal plan under which compensation is offered on the same terms to all full time employees.

    The following table sets forth the options granted to the Named Officers in Fiscal 1998.

                       OPTION GRANTS IN FISCAL YEAR 1998

                                                          INDIVIDUAL GRANTS                       POTENTIAL
                                          -------------------------------------------------    REALIZABLE VALUE
                                                           (C)                                AT ASSUMED ANNUAL
                                                          % OF                                  RATES OF STOCK
                                                          TOTAL                               PRICE APPRECIATION
                                              (B)        OPTIONS                               FOR OPTION TERM
                                           NUMBER OF     GRANTED      (D)                            (2)
                                          SECURITIES       TO       EXERCISE                  ------------------
                                          UNDERLYING    EMPLOYEES   OR BASE         (E)
                  (A)                       OPTIONS     IN FISCAL    PRICE       EXPIRATION     (F)       (G)
NAME                                      GRANTED (#)   YEAR (1)     ($/SH)         DATE         5%       10%
----------------------------------------  -----------   ---------   --------     ----------   --------  --------
William Dow.............................    15,150          2%      $ 5.3125      9/14/08     $ 50,616  $128,271
William Dow.............................    27,600          3%      $  5.375      9/14/08       93,297   236,432
William Dow.............................    30,750          4%      $ 5.4375      9/14/08      105,153   266,479
William Dow.............................    25,500          3%      $   5.50      9/14/08       88,202   223,522
Paul Levesque...........................    30,000          4%      $ 5.3125       2/6/08(3)   100,230   254,003
Paul Levesque...........................    20,000          2%      $   9.13       2/6/08(3)   114,836   291,017
Paul Levesque...........................     4,500          1%      $ 5.3125      9/17/08       15,035    38,100
Vincent Puglisi.........................    50,000          6%      $   7.47       1/1/08(4)   234,892   595,263
Robert Svikhart.........................    65,000          8%      $   5.25      6/17/08(5)   214,610   543,865
Robert Svikhart.........................    83,500         10%      $  5.375      6/17/08(5)   282,256   715,292
Robert Svikhart.........................     9,750          1%      $   5.25      9/17/08       32,192    81,580
Robert Svikhart.........................    12,975          2%      $  5.375      9/17/08       43,860   111,149

------------------------

(1) In Fiscal 1998, options to purchase 812,575 shares of Common Stock were granted to Corporation employees, including executive officers.

(2) Amounts for the named executives shown in these columns have been derived by multiplying (i) the difference between (a) the product of the per share market price at the time of the grant and the sum of 1 plus the adjusted stock price appreciation rate (the assumed rate of appreciation compounded annually over the term of the option) and (b) the per share exercise price of the option; and (ii) the number of securities underlying the option. The dollar gains under these columns result from calculations assuming hypothetical growth rates as set by the Securities and Exchange Commission and are not intended to forecast possible future price appreciation, if any, of the Corporation's Common Stock.

(3) These options vest over three years beginning February 7, 1999 as follows: options to purchase 16,667 shares vested on February 7, 1999, options to purchase 16,667 shares vest on February 7, 2000 and options to purchase 16,666 shares vest on February 7, 2001. These options are subject to earlier termination upon certain events related to termination of employment.

(4) These options vest in equal installments over three years beginning January 2, 1999. These options are subject to earlier termination upon certain events related to termination of employment.

(5) These options vest over time and/or the achievement of certain performance criteria. Of these options, options to purchase 18,975 shares have vested as of 12/31/98. Options to purchase 10,525 shares vested on 1/1/99. Options to purchase 15,000 shares vest upon the earlier of the release of audited financial statements by the Corporation for a completed fiscal year in which the Corporation reports positive earnings after taxes (exclusive of extraordinary items of gain or loss) or 6/17/01. Options to purchase 15,000 shares vest upon the earlier of the 30(th) consecutive trading day when the closing price of the Corporation's common stock exceeds $15.00 per share or 6/17/01. Options to purchase 15,000 shares vest upon the earlier of the 30(th) consecutive trading day when the closing price of the Corporation's common stock exceeds $18.00 per share or 6/17/03. Options to purchase 15,000 shares vest upon the earlier of the 30(th) consecutive trading day when the closing price of the Corporation's common stock exceeds $21.50 per share or 6/17/03. Options to purchase 30,000 shares vest upon the earlier of the 30(th) consecutive trading day when the closing price of the Corporation's common stock exceeds $35.00 per share or 6/15/03. Options to purchase 30,000 shares vest upon the earlier of the 30(th) consecutive trading day when the closing price of the Corporation's common stock exceeds $40.00 per share or 6/15/03. All options vest upon a sale or acquisition of substantially all of the stock or assets of the Corporation. These options are subject to earlier termination upon certain events related to termination of employment.

    The following table sets forth certain information with respect to the Named Officers, including (i) the number of shares of Common Stock purchased upon exercise of options in Fiscal 1998; (ii) the net value realized upon such exercise; (iii) the number of unexercised options outstanding at December 31, 1998; and (iv) the value of such unexercised options at December 31, 1998.

                AGGREGATED OPTION EXERCISES IN FISCAL YEAR 1998
                            AND FY-END OPTION VALUES

                                                                         (D)
                                                                NUMBER OF SECURITIES                     (E)
                                   (B)                         UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                 SHARES          (C)              OPTIONS AT FY-END             IN-THE-MONEY OPTIONS
             (A)                ACQUIRED        VALUE               EXERCISABLE/               AT FY-END EXERCISABLE/
NAME                           ON EXERCISE   REALIZED ($)           UNEXERCISABLE               UNEXERCISABLE (1)(2)
-----------------------------  -----------   ------------   -----------------------------   -----------------------------
Robert I. Rudko, Ph.D........        0             0         372,900       /    372,900      $8,930       /       $0
William C. Dow...............        0             0         329,000       /    759,000
Robert Svikhart..............        0             0          52,225            171,225
Paul Levesque................        0             0          21,167             54,500
Vincent Puglisi..............        0             0          16,667             50,000

------------------------

(1) In-the-Money options are those options for which the fair market value of the underlying Common Stock is greater than the exercise prices of the option.

(2) The value of unexercised options is determined by multiplying the number of options held by the difference between the fair market value of the Common Stock underlying the options at the end of Fiscal 1998 ($3.8125 per share as determined by the average of the high and low sale prices of the Common Stock as reported by the American Stock Exchange on December 31, 1998) and the exercise price of the options granted. Since the fair market value at the end of Fiscal 1998 was less than the exercise price of certain options held, the following options were not included in the In the Money table; Mr.
    Dow: 759,000 (329,000 exercisable and 430,000 unexercisable), Mr. Svikhart:
    171,225 (52,225 exercisable and 119,000 unexercisable), Mr. Levesque: 54,500 options (21,167 exercisable and 33,333 unexercisable), Mr. Puglisi: 50,000 options (16,667 exercisable and 33,333 unexercisable).

COMPENSATION OF DIRECTORS

    Each of the non-employee directors receives a fee of $650 for each meeting of the Board of Directors plus reimbursement for related travel expenses. Each of the non-employee directors receives an additional $2,000 per quarter. Eligible directors also received an aggregate of 240,000 stock options through 1996 pursuant to the Corporation's 1993 Formula Stock Option Plan. In June 1997, an aggregate of 70,000 stock options were granted to the non-employee directors pursuant to the 1995 Stock Option Plan, except Mr. Capozzi. Mr. Capozzi's option to purchase 10,000 shares was granted pursuant to the 1993 Formula Plan. In June 1998, an aggregate of 60,000 stock options were granted to the non-employee directors pursuant to the 1995 Stock Option Plan. In March 1995, Mr. Pendergast agreed to serve as the Lead Outside Director of the Corporation and effective January 17, 1997, he received an additional $4,000 per quarter for his services as lead outside director in addition to the fees and expenses referenced above. Mr. Pendergast may also receive $200 per hour for other consulting activities provided to the Corporation in excess of eight hours each month on a pre-approved basis by the Board of Directors. Mr. Pendergast was also granted options on August 4, 1995 and June 30, 1998 to purchase up to 10,000 shares of Common Stock, subject to certain requirements and his continued service as Lead Outside Director for the Corporation. The Corporation has no arrangements, pursuant to which directors were compensated for their services in their capacity as directors during Fiscal 1998 or thereafter, except as described above.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
  ARRANGEMENTS

    The Corporation has arrangements with respect to compensation received or that may be received by the Named Officers to compensate such officers in the event of termination of employment (resignation, retirement, change in control) or in the event of a change in responsibilities following a change in control.

    An employment agreement was entered into in May 1992 between Dr. Rudko and the Corporation providing for payment of 24 months' base salary and prior bonus to Dr. Rudko. The agreement was amended in September 1994 to provide that in addition to the severance benefits discussed above, in the event of a sale or change of control in the Corporation, and if Dr. Rudko's employment is terminated without cause, or if Dr. Rudko is transferred outside of Eastern Massachusetts or if he has a significant reduction in responsibility with the Corporation, then he shall be entitled to receive 299% of his prior year's compensation (as determined by Section 280G of the Internal Revenue Code of 1986, as amended). In addition, this employment agreement, as modified, provides that if Dr. Rudko remains with the Corporation for one year after a sale or change of control in the Corporation, then he shall receive as a bonus an amount equal to 18 months of his then current base salary.

    An employment agreement was entered into in August 1997 between Mr. Dow and the Corporation providing for payment of Severance Benefits of 150% of his then current base salary, 150% of his incentive bonus earned in the Corporation's most recent fiscal year and continuation of any other benefits available to Mr. Dow and his family on his last day of service for twelve months if Mr. Dow's employment is terminated without cause. If Mr. Dow's employment is terminated without cause following a sale or change of control of the Corporation, then he is entitled to receive 299% of his Severance Benefits. In addition, this employment agreement provides that if Mr. Dow remains with the Corporation for one year after a sale or change of control in the Corporation, then he shall receive as a bonus an amount equal to 100% of his then current base salary and incentive bonus paid during the preceding fiscal year and the fair market value of all other benefits then payable, irrespective of whether he thereafter actually terminates employment with the Corporation.

    An employment agreement was entered into in June 1998 between Mr. Svikhart and the Corporation providing for payment of Severance Benefits of 100% of his then current base salary, 100% of his incentive bonus earned in the Corporation's most recent fiscal year and continuation of any other benefits available to Mr. Svikhart and his family on his last day of service for twelve months if Mr. Svikhart's employment is terminated without cause. If Mr. Svikhart's employment is terminated without cause following a sale or change of control of the Corporation, then he is entitled to receive 200% of his Severance Benefits. In addition, this employment agreement provides that if Mr. Svikhart remains with the Corporation for one year after a sale or change of control in the Corporation, then he shall receive as a bonus an amount equal to 100% of his then current base salary and incentive bonus paid during the preceding fiscal year and the fair market value of all other benefits then payable, irrespective of whether he thereafter actually terminates employment with the Corporation.

MANAGEMENT CONTRACTS

    No management functions of the Corporation are performed to any substantial degree by a person other than the directors or executive officers of the Corporation.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During Fiscal 1998, Dr. Smith and Mr. Pendergast served as members of the Compensation Committee, which was established on January 22, 1993. None of the executive officers of the Corporation has served on the Board of Directors or compensation committee of any other entity that has had any of such entity's officers serve either on the Corporation's Board of Directors or Compensation Committee.

REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee, composed of Dr. Smith and Mr. Pendergast in Fiscal 1998, is responsible for setting and administering the policies which govern annual compensation for the Corporation's executives. Following review and approval by the Compensation Committee of the compensation policies, all issues pertaining to executive compensation will be submitted to the Board of Directors for approval.

    This report is provided as part of the Corporation's annual report to its Stockholders and is not considered to be proxy soliciting material. This report is not incorporated by reference in prior Securities Act of 1933 and Securities Exchange Act of 1934 filings made by the Corporation that might have incorporated future filings in their entirety, except to the extent that the Corporation specifically incorporates this information by reference, and should not be otherwise deemed filed under such Acts.

    The Compensation Committee believes that the primary objectives of the Corporation's compensation policies are to attract and retain a management team that can effectively implement and execute the Corporation's strategic business plan. These compensation policies include (i) an overall management compensation program that is competitive with management compensation programs at companies of similar size; (ii) to recognize individual initiative, leadership and achievement; (iii) short-term bonus incentives for management to meet the Corporation's performance goals; and (iv) long-term incentive compensation in the form of stock options and other long-term equity compensation which will encourage management to continue to focus on shareholder return. The Compensation Committee will review its compensation policies from time to time in order to determine the reasonableness of the Corporation's compensation programs and to take into account factors which are unique to the Corporation.

    EXECUTIVE OFFICER COMPENSATION

    The Committee performs annual reviews of executive compensation to confirm the competitiveness of the overall executive compensation packages as compares with companies who compete with the Corporation for prospective employees. The compensation program for executive officers consists of three elements: (1) base salary, which is set on an annual basis; (2) annual incentive compensation, in the form of cash bonuses, which is based on achievement of predetermined financial objectives of the Corporation and individual objectives; and (3) long-term incentive compensation, in the form of stock options, granted when the executive officer joins the Corporation and on occasion thereafter with the objective of aligning the executive officers' long-term interests with those of the stockholders and encouraging the achievement of superior results over an extended period.

    BASE SALARY

    Base salaries for executive officers are targeted at competitive market levels for their respective positions, levels of responsibility and experience. In addition to external market data, the Committee also reviews the Corporation's financial performance and individual performance when adjusting base salary annually.

    BONUS AND COMMISSION COMPENSATION

    Bonus compensation is based on the Corporation's achievement of predetermined financial, operational and strategic objectives. Giving greatest weight to attainment of financial targets, the Committee also awards bonuses based on various operational and strategic objectives, such as management efficiency, and the ability to motivate others and build a strong management team, develop and maintain the skills necessary to work in a high-growth company, recognize and pursue new business opportunities and initiate programs to enhance the Corporation's growth and successes. Bonuses are awarded on an annual basis.

    LONG TERM INCENTIVE COMPENSATION

    Long-term incentive compensation, in the form of stock options, allows the executive officers to share in any appreciation in the value of the Corporation's Common Stock. The committee believes that stock option participation aligns executive officers' interests with those of the stockholders. In addition, the Committee believes that equity ownership by executive officers helps to balance the short term focus of annual incentive compensation with a longer term view and may help to retain key executive officers.

    When establishing stock option grant levels, the Committee considers general corporate performance, the Chief Executive Officer's recommendations, level of seniority and experience, existing levels of stock ownership, previous grants of stock options, vesting schedules of outstanding options and the current stock price.

    It is the standard policy of the Corporation to grant an initial stock option grant to all executive officers at the time they commence employment consistent with the number of options granted to executive officers in the medical device and biotechnology industry at similar levels of seniority. In addition, the Committee may also make performance-based grants throughout the year. In making such performance-based grants, the Committee considers individual contributions to the Corporation's financial, operational and strategic objectives.

    Senior management also participates in company-wide employee benefit plans, including the Corporation's 401(k) Plan. Benefits under these plans are not dependent upon individual performance.

    CHIEF EXECUTIVE OFFICER COMPENSATION

    Mr. Dow has served as the Corporation's Chief Executive Officer and President since August 1997. Effective August 15, 1997, the Compensation Committee recommended and the Board of Directors approved an employment agreement through August 31, 2000 for Mr. Dow which provides for a base salary of $300,000 per annum through December 31, 1998. The compensation Committee believes that Mr. Dow's base salary is consistent with the range of salary levels received by his counterparts in the medical device and biotechnology industry and other comparable companies. Increases for future years shall be established by the Board of Directors. This agreement also provides that Mr. Dow may receive a yearly incentive bonus, commencing with a guaranteed bonus of $50,000 for fiscal 1997, followed by an incentive bonus commencing in Fiscal 1998, on a sliding scale based upon the Corporation achieving a certain percentage of its annual plan for sales and placements of the Heart Laser System, revenue, operating results and other strategic goals equal to or at least 70% of the performance plan as approved by the Board of Directors. The incentive bonus will range from 70% to 120% of 50% of Mr. Dow's then base salary for the fiscal year. Pursuant to this agreement, no bonus was paid to Mr. Dow for Fiscal 1998.

    Pursuant to his employment agreement, Mr. Dow was also granted options to purchase 660,000 shares of Common Stock at an exercise price of $12.88 per share. Certain of these options vest over time and/or the achievement of certain performance criteria. Of these options, options to purchase 230,000 shares have vested as of December 31, 1998. Options to purchase 115,000 will vest on the earlier of August 15, 2000 or release of audited financial statements reporting positive earnings after taxes. Options to purchase 115,000 shares will vest on the earlier of August 15, 2000 or the 30(th)consecutive day when the closing price for the Corporation's Common Stock exceeds $15.00 per share. Options to purchase 50,000 shares will vest on the earlier of August 15, 2002 or the 30(th) consecutive day when the closing price for the Corporation's Common Stock exceeds $18.00 per share. Options to purchase 50,000 shares will vest on the earlier of August 15, 2002 or the 30(th) consecutive day when the closing price for the Corporation's Common Stock exceeds $21.50 per share. Options to purchase 50,000 shares will vest on the earlier of August 15, 2002 or the 30(th) consecutive day when the closing price for the Corporation's Common Stock exceeds $35.00 per share. Options to purchase 50,000 shares will vest on the earlier of August 15, 2002 or the 30(th) consecutive day when the closing price for the Corporation's Common Stock exceeds $40.00 per share. All options vest upon a sale or acquisition of substantially all of the stock or assets of the Corporation. The exercise price of these options was reduced in Fiscal 1998, but the vesting requirements and schedule described above was not changed. See "Repricing of Options" below.

    The grant of these options is designed to align the interests of Mr. Dow with those of the Corporation's stockholders with respect to operating results and long term increases in the price of the Corporation's stock. The grant of these options is consistent with the goals of the Corporation's stock option program as a whole.

    REPRICING OF OPTIONS

    In Fiscal 1998, the Board of Directors of the Corporation approved the repricing of options granted to directors, officers and employees of the Corporation. In Fiscal 1998, there was a substantial decline in the market value of the Corporation's stock and stocks in the Corporation's market sector. Because of the decline in market value of the Corporation's Common Stock, certain outstanding options were exercisable at prices that exceeded the market value of the Common Stock. In view of this decline and in keeping with the Corporation's philosophy of using equity incentives to motivate and retain qualified directors, executives, and employees, the Board of Directors believed it important to regain the incentive intended to be provided by options to purchase shares of the Corporation's Common Stock. The Board of Directors believed the repricing was necessary as a result of the intense competition in the Corporation's industry for skilled directors, executives, engineers, sales people, managers, and other employees. Further, equity-based compensation is of particular importance among technology companies, and the failure of the Corporation to provide competitive equity-based compensation could require the Corporation to pay significantly higher cash salaries and bonuses in order to attract and retain the best personnel. Because increased cash compensation would reduce earnings and would likely result in an immediate drop in the value of the stockholders' investments, the Board of Directors believed that repricing outstanding options and regaining the incentive intended to be provided by such options would be in the best interests of the Corporation and its stockholders.

    As a result, the Board of Directors voted in January 1998 to reprice the outstanding options of all non-executive employees of the Corporation having an exercise price higher than $8.88 per share to $8.88. The Board of Directors further voted in August 1998 to reprice the outstanding options of directors and executive employees having a higher exercise price to the average daily closing price of the Corporation's Common Stock, as traded on the American Stock Exchange, for the three days immediately following FDA approval ($7.75 per share).

    In September 1998, the Board of Directors adopted a new Senior Management Investment Program ("SMIP") to promote additional investment by directors and members of the Corporation's senior management. Under the SMIP, directors and senior management had to personally purchase Common Stock of the Corporation in order to qualify for repricing of previously granted options. Under the SMIP, individuals who purchased shares of the Corporation's Common Stock in the open market between September 15, 1998 and December 31, 1998 (the "Participants") received options to purchase an additional 1.5 shares of Common Stock at an exercise price equal to the Participant's share purchase price (the "Share Purchase Price"). In addition, Participants received ten "option credits" for each share of Common Stock purchased between September 15, 1998 and December 31, 1998. Participants could use each "option credit" to:

    (i) reduce the exercise price of an outstanding option (vested or unvested) to purchase one share of Common Stock to the Participant's Share Purchase Price; or

    (ii) extend the expiration date of any outstanding option (vested or unvested) for an additional three years; or

   (iii) acquire new vested options with an exercise price equal to the Participant's Share Purchase Price (at a rate of 6.67 option credits for each new option to purchase one share of Common Stock).

    The Corporation's directors and senior management purchased 172,000 shares of Common Stock in the open market pursuant to the SMIP at prices ranging from $3.875 to $6.625, representing a total investment of over $887,000. Pursuant to the SMIP, the exercise prices of options to purchase 1,219,500 shares of Common Stock were repriced. The vesting requirements and vesting schedules of these previously granted options were not changed.

    In December 1998, the Board of Directors voted to reprice the outstanding options held by employees not eligible to participate in the SMIP having a higher exercise price to the closing price of our Common Stock, as traded on the American Stock Exchange, on December 4, 1998 ($4.875 per share). As a result, the exercise price of options to purchase 332,316 shares of Common Stock were repriced to $4.875 per share.

    The following table sets forth information with respect to the repricing of options during Fiscal 1998: (i) the name of the director or executive officer,
(ii) the date of the repricing, (iii) the number of securities underlying the amended option, (iv) the original exercise price or base price of the amended option, (v) the per share exercise price or base price of the amended option; and (vi) the amount of time remaining before the amended option would have expired. In accordance with the rules of the Securities and Exchange Commission, the following table includes information only with respect to optionees who were directors and Named Officers of the Corporation at the time of the repricing.

                           TEN YEAR OPTION REPRICINGS

                                                          EXERCISE        NEW                                    NEW
                                             NUMBER OF    PRICE AT     EXERCISE                   MARKET      EXERCISE
                                            SECURITIES     TIME OF    PRICE AFTER    DATE OF     PRICE AT       PRICE
                                            UNDERLYING     AUGUST       AUGUST      REPRICING     TIME OF       AFTER
                                             REPRICED       1998         1998       PURSUANT       SMIP         SMIP
NAME                                          OPTIONS     REPRICING    REPRICING     TO SMIP     REPRICING    REPRICING
------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
Harold P. Capozzi.........................      10,000    $   10.44    $    7.75      9/15/98    $   4.625    $  4.6875
Harold P. Capozzi.........................      10,000    $   24.50    $    7.75      9/15/98    $   4.625    $  4.6875
Harold P. Capozzi.........................      10,000    $   20.75    $    7.75      9/15/98    $   4.625    $  4.6875
Harold P. Capozzi.........................      10,000    $  10.375    $    7.75      9/15/98    $   4.625    $  4.6875
William C. Dow............................     101,000    $   12.88    $    7.75      9/15/98    $   4.625    $  5.3125
William C. Dow............................     184,000    $   12.88    $    7.75      9/15/98    $   4.625    $   5.375
William C. Dow............................     205,000    $   12.88    $    7.75      9/15/98    $   4.625    $  5.4375
William C. Dow............................     170,000    $   12.88    $    7.75      9/15/98    $   4.625    $    5.50
H. B. Brent Norton........................      10,000    $   24.50    $    7.75      9/15/98    $   4.625    $  4.6875
H. B. Brent Norton........................      10,000    $   20.75    $    7.75      9/15/98    $   4.625    $  4.6875
H. B. Brent Norton........................      10,000    $  10.375    $    7.75      9/15/98    $   4.625    $  4.6875
Paul A. Levesque..........................      30,000    $    9.13    $    7.75      9/18/98    $   5.125    $  5.3125
Paul A. Levesque..........................      20,000    $    9.13    $    7.75          N/A          N/A          N/A
Edward Pendergast.........................      10,000    $   10.44    $    7.75      9/15/98    $   4.625    $  5.3125
Edward Pendergast.........................      10,000    $  10.375    $    7.75      9/15/98    $   4.625    $  5.3125
Edward Pendergast.........................      10,000    $   24.50    $    7.75      9/15/98    $   4.625    $  5.3125
Edward Pendergast.........................      30,000    $   20.75    $    7.75      9/15/98    $   4.625    $  5.3125
Edward Pendergast.........................      20,000    $  10.375    $    7.75      9/15/98    $   4.625    $  5.3125
Kenneth J. Pulkonik.......................      10,000    $   10.44    $    7.75      9/15/98    $   4.625    $    4.75
Kenneth J. Pulkonik.......................      10,000    $   24.50    $    7.75      9/15/98    $   4.625    $    4.75
Kenneth J. Pulkonik.......................      10,000    $   20.75    $    7.75      9/15/98    $   4.625    $    4.75
Kenneth J. Pulkonik.......................      10,000    $  10.375    $    7.75      9/15/98    $   4.625    $    4.75
Roberts A. Smith..........................      10,000    $   10.44    $    7.75      9/15/98    $   4.625    $  5.5625
Roberts A. Smith..........................      10,000    $   24.50    $    7.75      9/15/98    $   4.625    $  5.5625

                                             LENGTH OF
                                             ORIGINAL
                                              OPTION
                                               TERM
                                             REMAINING
                                              AT DATE
                                              OF LAST
NAME                                         REPRICING
------------------------------------------  -----------
Harold P. Capozzi.........................     6/18/05
Harold P. Capozzi.........................     6/16/06
Harold P. Capozzi.........................      6/9/07
Harold P. Capozzi.........................     6/29/08
William C. Dow............................     8/15/07(1)
William C. Dow............................     8/15/07(1)
William C. Dow............................     8/15/07(1)
William C. Dow............................     8/15/07(1)
H. B. Brent Norton........................     6/16/06
H. B. Brent Norton........................      6/9/07
H. B. Brent Norton........................     6/29/08
Paul A. Levesque..........................      2/6/08(1)
Paul A. Levesque..........................      2/6/08(1)
Edward Pendergast.........................     6/18/05
Edward Pendergast.........................      8/3/05
Edward Pendergast.........................     6/16/06
Edward Pendergast.........................      6/9/07
Edward Pendergast.........................     9/14/08
Kenneth J. Pulkonik.......................     6/18/05
Kenneth J. Pulkonik.......................     6/16/06
Kenneth J. Pulkonik.......................      6/9/07
Kenneth J. Pulkonik.......................     6/29/08
Roberts A. Smith..........................     6/18/05
Roberts A. Smith..........................     6/16/06

                                                          EXERCISE        NEW                                    NEW
                                             NUMBER OF    PRICE AT     EXERCISE                   MARKET      EXERCISE
                                            SECURITIES     TIME OF    PRICE AFTER    DATE OF     PRICE AT       PRICE
                                            UNDERLYING     AUGUST       AUGUST      REPRICING     TIME OF       AFTER
                                             REPRICED       1998         1998       PURSUANT       SMIP         SMIP
NAME                                          OPTIONS     REPRICING    REPRICING     TO SMIP     REPRICING    REPRICING
------------------------------------------  -----------  -----------  -----------  -----------  -----------  -----------
Roberts A. Smith..........................      10,000    $   20.75    $    7.75      9/15/98    $   4.625    $  5.5625
Roberts A. Smith..........................      10,000    $  10.375    $    7.75      9/15/98    $   4.625    $  5.5625
Robert Svikhart...........................      65,000    $    9.50    $    7.75      9/18/98    $   5.125    $    5.25
Robert Svikhart...........................      83,500    $    9.50    $    7.75      9/18/98    $   5.125    $   5.375

                                             LENGTH OF
                                             ORIGINAL
                                              OPTION
                                               TERM
                                             REMAINING
                                              AT DATE
                                              OF LAST
NAME                                         REPRICING
------------------------------------------  -----------
Roberts A. Smith..........................      6/9/07
Roberts A. Smith..........................     6/29/08
Robert Svikhart...........................     6/17/08(1)
Robert Svikhart...........................     6/17/08(1)

------------------------

(1) These options are subject to earlier termination upon certain events related to termination of employment.

    As of March 19, 1999, the Corporation had outstanding 20,230,476 shares of Common Stock and options to purchase an additional 2,889,973 shares of Common Stock. The exercise prices of these options range from $3.69 to $8.88 per share, with a weighted average purchase price of $5.13 per share.

                                          COMPENSATION COMMITTEE
                                          Edward H. Pendergast
                                          Dr. Roberts A. Smith
                                          April 20,1999

PERFORMANCE GRAPH

    The following graph compares the cumulative total stockholder return (assuming reinvestment of dividends) from investing $100 on March 3, 1992 (the day the Corporation's Common Stock began trading on the over-the-counter market through the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), and plotted at the end of each fiscal year thereafter as well as at March 31, 1998 in each of the Corporation's Common Stock, the American Stock Exchange Market Index of companies, and an index of 275 medical instrument and supply companies (including Cooper Companies, Summit Technology, Inc. and a number of other laser manufacturers) compiled by Media General Financial Services, Inc. The Corporation's Common Stock traded on NASDAQ from March 3, 1992 to September 16, 1992 and then commenced trading on the American Stock Exchange ("AMEX") on September 17, 1992.

                                   ITEM NO. 2
                       PROPOSAL TO CONSIDER AND VOTE UPON
                       AN ORDINARY RESOLUTION CONFIRMING
                        BY-LAW NO. 1 OF THE CORPORATION

    On March 12, 1999 as authorized by a special resolution passed by the stockholders of the Corporation at its Annual and Extraordinary General Meeting held on June 30, 1998, the Corporation's jurisdiction of incorporation was transferred from British Columbia under the provisions of the Company Act of British Columbia (the "British Columbia Act") to the Yukon Territory under the provisions of the Yukon Act. Effective March 12, 1999, the Board of Directors adopted By-law No. 1 of the Corporation, the full text of which is set out in
Schedule 1 to this Proxy Statement. Under the provisions of the Yukon Act, the directors of the Corporation are required to submit a by-law or an amendment or a repeal of a by-law made by the directors at the next meeting of stockholders for approval.

    Accordingly, at the Meeting the stockholders will be asked to consider and approve an ordinary resolution confirming By-law No. 1 of the Corporation. The full text of the ordinary resolution approving the confirmation of By-Law No. 1 is set out in Exhibit A to this Proxy Statement.

    In order to approve the ordinary resolution, a majority of the votes cast at the Meeting must be voted in favor thereof.

    Detailed disclosure of the comparison of the British Columbia Act and the Yukon Act as applicable to the Corporation was contained in the Proxy Statement in respect of the Corporation's Annual and Extraordinary General Meeting of its stockholders held on June 30, 1998. The By-Laws of the Corporation under the Yukon Act replace the previously existing Articles of the Corporation under the British Columbia Act. There are certain differences between the By-Laws adopted by the board and the previously existing Articles under the British Columbia Act. However, none of such differences are in the opinion of the Board of Directors significant or material to the Corporation or its stockholders. Certain of the changes to the provisions that existed under the previous Articles which are now contained in the By-Laws are in the view of the Board of Directors of administrative and procedural benefit to the Corporation in respect of the administration and management of its affairs.

    The following summary sets out the principal differences between the newly adopted By-Laws and the previously existing Articles under the British Columbia
Act:

                                       PREVIOUSLY EXISTING ARTICLES UNDER            NEW BY-LAWS UNDER
ITEM                                          BRITISH COLUMBIA ACT                       YUKON ACT
------------------------------------  ------------------------------------  ------------------------------------
Delegation by directors of borrowing  Silent--not permitted by legislation  Authority to delegate to one or more
  powers                                                                    directors or officers

Number of directors                   Not more than 7 and not less than     Not more than 20 and not less than
                                      three                                 three

Additional directors                  Directors can appoint between annual  Directors can appoint between annual meetings up to 1/3 of the numbers of  meetings up to 1/3 of the numbers of
                                      directors elected or appointed at     directors who held office at the
                                      the last annual meeting               expiration of the last annual
                                                                            meeting

Remuneration of directors             Determined by directors unless        Determined by directors
                                      ordinary resolution of members
                                      requires that it be determined by
                                      the shareholders

Alternate directors                   Directors could not act as            Directors can act as alternates for
                                      alternates of other directors and an  other directors and an alternate may alternate could act as such for only  be appointed by more than one
                                      one director at a time                director at any time

Removal of a director                 Required a special resolution         Requires an ordinary resolution

Meetings of directors by telephone    Silent                                Permitted

Notice of directors meetings          No requirement to specify nature of   Must specify any matter referred to
                                      business to be transacted             in section 116(2) of the Yukon Act,
                                                                            otherwise no need to specify

                                   ITEM NO. 3
                ACCOUNTING MATTERS AND RATIFICATION OF AUDITORS

    Unless otherwise directed by the Stockholders, the persons named in the enclosed proxy will vote to appoint Ernst & Young LLP as auditors for the current fiscal year ending December 31, 1998 at a remuneration to be fixed by the directors. Ernst & Young LLP have been auditors for the Corporation since July 1995. A representative of Ernst & Young LLP is expected to be present at the Meeting, and will have the opportunity to make a statement and answer questions from Stockholders if he or she so desires.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPOINTMENT OF ERNST & YOUNG AS THE CORPORATION'S AUDITORS, AND PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF SUCH APPOINTMENT UNLESS A STOCKHOLDER HAS OTHERWISE INDICATED ON THE PROXY CARD.

                               VOTING AT MEETING

    The Board of Directors has fixed April 9, 1999 as the record date for the determination of stockholders entitled to vote at this Meeting. At the close of business on that date, there were outstanding and entitled to vote shares of Common Stock.

                            SOLICITATION OF PROXIES

    The cost of solicitation of proxies will be borne by the Corporation. Proxies will be solicited principally through the mails. Further solicitation of proxies from some Stockholders may be made by directors, officers, and regular employees of the Corporation personally, by telephone, telegraph or special letter. No additional compensation, except for reimbursement of reasonable out-of-pocket expenses, will be paid for any such further solicitation. In addition, the Corporation may request banks, brokers and other custodians, nominees and fiduciaries to solicit customers of theirs who have shares of the Corporation registered in the name of the nominee. The Corporation will reimburse any such persons for their reasonable out-of-pocket expenses.

                              REVOCATION OF PROXY

    Subject to the terms and conditions set forth herein, all proxies received by the Corporation will be effective, notwithstanding any transfer of the shares to which such proxies relate, unless prior to the Meeting the Corporation receives a written notice of revocation signed by the person who, as of the record date, was the registered holder of such shares. The Notice of Revocation must indicate the certificate number or numbers of the shares to which such revocation relates and the aggregate number of shares represented by such certificate(s).

    The proxy may be revoked at any time before it is exercised by written notice to the Secretary prior to the Meeting, or by giving to the Secretary a duly executed proxy bearing a later date than the proxy being revoked at any time before such proxy is voted, or by appearing at the Meeting and voting in person.

                             STOCKHOLDER PROPOSALS

    In order to be included in proxy material for the 2000 Annual Meeting, tentatively scheduled to be held on May 24, 2000, Stockholders' proposed resolutions must be received by the Corporation on or before December 17, 1999. It is suggested that proponents submit their proposals by certified mail, return receipt requested, addressed to the Secretary of the Corporation.

                           ANNUAL REPORT ON FORM 10-K

    THE CORPORATION IS PROVIDING WITH THIS PROXY STATEMENT TO EACH STOCKHOLDER, WITHOUT CHARGE, A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE AUDITED FINANCIAL STATEMENTS AND RELATED SCHEDULE FOR THE CORPORATION'S MOST RECENT FISCAL YEAR ENDED DECEMBER 31, 1998.

                                 MISCELLANEOUS

    The management does not know of any other matters which may come before this Meeting. However, if any other matters are properly presented to the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters

                                          By Order of the Board of Directors
                                          Jennifer T. Miller
                                          SECRETARY

Franklin, Massachusetts
April 20, 1999

    THE MANAGEMENT HOPES THAT STOCKHOLDERS WILL ATTEND THIS MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                   EXHIBIT A

ORDINARY RESOLUTION OF THE MEETING CONFIRMING BY-LAW NO. 1 OF THE CORPORATION:

    BE IT RESOLVED, as an Ordinary Resolution, that:

1. By-Law No. 1, in substantially the form attached as Schedule "1" to the Proxy Statement accompanying the notice of this Annual General Meeting, is hereby confirmed in all respects, with such amendments thereto as the director or officer executing the same may approve, such approval to be conclusively evidenced by his or her signature thereto; and

2. any one director or officer of the Corporation is hereby authorized, for and on behalf of the Corporation, to execute and deliver By-Law No. 1 and, if appropriate, deliver all other documents and do all other things as in the opinion of such director or officer may be necessary or desirable to implement this ordinary resolution and the matters authorized hereby, such determination to be conclusively evidenced by the execution and delivery of such document or instrument and the taking of any such action.

                                   SCHEDULE 1
                                  BY-LAW NO. 1
               A BY-LAW RELATING GENERALLY TO THE TRANSACTION OF
                          THE BUSINESS AND AFFAIRS OF
                                PLC SYSTEMS INC.
                              (THE "CORPORATION")

CONTENTS:

1.  Interpretation

2.  Business of the Corporation

3.  Borrowing and Securities

4.  Directors

5.  Committees

6.  Officers

7.  Protection of Directors, Officers and Others

8.  Shares

9.  Dividends and Rights

10. Meetings of Shareholders

11. Divisions and Departments

12. Notices

BE IT ENACTED as a By-Law of the Corporation as follows:

SECTION ONE

INTERPRETATION

1.01 DEFINITIONS--in the By-Laws of the Corporation, unless the context otherwise requires:

"ACT" means the BUSINESS CORPORATIONS ACT, and any statute that may be substituted therefore, as from time to time amended; marginal references to sections of the Act herein are not made for the purpose of modifying or affecting the meaning of any provision of this By-Law in any way but are inserted only for the purpose of directing attention to provisions of the Act which may be regarded as relevant;

"APPOINT" includes "ELECT" and vice versa;

"ARTICLES" means the Articles attached to the Certificate of Continuance dated the 12th day of March, 1999 of the Corporation as from time to time amended or restated;

"BOARD" means the Board of Directors of the Corporation;

"BY-LAWS" means this By-Law and all other By-Laws of the Corporation from time to time in force and effect relating to transaction of business and affairs of the Corporation in addition hereto, or in amendment hereof or in substitution for all or any part of this By-Law;

"CORPORATION" means the Corporation incorporated by Certificate of Continuance under the Act and named: PLC SYSTEMS INC.

"MEETING OF SHAREHOLDERS" includes an annual meeting of Shareholders and a Special Meeting of Shareholders; "Special Meeting of Shareholders" includes both a meeting of any class or classes acting separately from any other class or classes and also a meeting, other than an annual meeting, of all Shareholders entitled to vote at any annual meeting of Shareholders;

"NON-BUSINESS DAY" means Saturday, Sunday and any other day that is a holiday as defined in the INTERPRETATION ACT (CANADA); or the INTERPRETATION ACT (YUKON);

"PROHIBITED CORPORATE SHAREHOLDER" means a corporation prohibited from holding shares in itself or its holding body corporate or a subsidiary corporation prohibited from holding shares in its parent corporation pursuant to the Act and not exempted from such prohibited shareholdings by virtue of the Act;

"RECORDED ADDRESS" means in the case of a Shareholder his address as recorded in the securities register; and in the case of joint Shareholders the address appearing in the securities register in respect of such joint holdings determined under Section 8.09; and in the case of a Director, Officer, auditor or member of a Committee of Directors, his latest address as recorded in the records of the Corporation;

save as aforesaid, words and expressions defined in the Act have the same meaning when used herein; and words importing the singular number include the plural and vice versa; words importing gender include the masculine, feminine and neuter genders; and words importing persons include individuals, bodies corporate, partnerships, trusts and unincorporated organizations.

SECTION TWO

BUSINESS OF THE CORPORATION

2.01 REGISTERED OFFICE--Until changed in accordance with the Act, the registered office of the Corporation shall be at the City of Whitehorse, in the Yukon Territory, and at such location therein as the Board may from time to time determine.

2.02 CORPORATE SEAL--Until changed by the Board, the corporate seal of the Corporation and any facsimiles thereof adopted by the Board for use in jurisdictions outside the Yukon Territory shall be in the form approved by the Directors.

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2.03 FINANCIAL YEAR--The financial year of the Corporation shall end on the day in each year that is established by the Board.

2.04 EXECUTION OF INSTRUMENTS--Deeds, transfers, assignments, contracts, obligations, certificates and other instruments required by law or otherwise by these By-Laws or any resolution of the Board or Shareholders of the Corporation to be executed under corporate seal may be signed on behalf of the Corporation by any one or more persons each of which is either a Director of the Corporation or a person who holds the office of Chief Executive Officer, Chairman of the Board, President, Managing Director, Vice-President, Secretary, Treasurer, Assistant Secretary, Assistant Treasurer or any other office created by by-law or by resolution of the Board. Notwithstanding the foregoing, the Board may from time to time direct the manner in which and the person or persons by whom any particular instrument or class of instruments may or shall be signed or sealed. Any one Officer may affix the corporate seal to any instrument requiring the same.

2.05 BANKING ARRANGEMENTS--The banking business of the Corporation including, without limitation, the borrowing of money and the giving of security therefore, shall be transacted with such banks, trust companies or other bodies corporate or organizations as may from time to time be designated by or under the authority of the Board. Such banking business or any part thereof shall be transacted under such agreements, instructions and delegations of powers as the Board may from time to time by resolution prescribe or authorize.

2.06 VOTING RIGHTS IN OTHER BODIES CORPORATE--Any one of the Officers of the Corporation may execute and deliver proxies and arrange for the issuance of voting certificates or other evidence of the right to exercise the voting rights attaching to any securities held by the Corporation. Such instruments, certificates or other evidence shall be in favour of such person or persons as may be determined by the Officers executing such proxies or arranging for the issuance of voting certificates or such other evidence of the right to exercise such voting rights. In addition the Board may from time to time direct the manner in which and the person or persons by whom any particular voting rights or class of voting rights may or shall be exercised.

2.07 WITHHOLDING INFORMATION FROM SHAREHOLDERS--Subject to the provisions of the Act, no Shareholder shall be entitled to discovery of any information respecting any details or conduct of the Corporation's business which, in the opinion of the Board, would not be in the best interests of the Shareholders or the Corporation to communicate to the public. The Board may from time to time determine whether and to what extent and at what time and place and under what conditions or regulations the accounts, records and documents of the Corporation or any of them shall be open to the inspection of Shareholders and no Shareholder shall have any right of inspecting any account, record or document of the Corporation except as conferred by the Act or authorized by the Board or by resolution passed at a general meeting of Shareholders.

2.08 MECHANICAL REPRODUCTION OF SIGNATURES--The signature of any officer of the Corporation may, if authorized by the Board, be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the Corporation or any officer thereof; and any instrument on which the signature of any such person is so reproduced, shall subject to Section 2.04 hereof be deemed to have been manually signed by such person whose signature is so reproduced and shall be as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold office at the date of the delivery or issue of such instrument. The term "instrument" as used in this Section shall include deeds, mortgages, hypothecs, charges, conveyances, transfers and assignments of property, real or personal, agreements, releases, receipts and discharges for the payment of money or other obligations, certificates of the Corporation's shares, share warrants of the Corporation, bonds, debentures and other debt obligations of the Corporation, and all paper writings.

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SECTION THREE

BORROWING AND SECURITIES

3.01 BORROWING POWER--Without limiting the borrowing powers of the Corporation as set forth in the Act, the Board is authorized from time to time:

(a) to borrow money upon the credit of the Corporation in such amounts and on such terms as may be deemed expedient by obtaining loans or advances or by way of overdraft or otherwise;

(b) to issue, re-issue, sell or pledge bonds, debentures, notes or other evidence of indebtedness or guarantees of the Corporation, whether secured or unsecured for such sums and at such prices as may be deemed expedient;

(c) subject to the Act, to issue guarantees on behalf of the Corporation to secure the performance of the obligations of any person; and

(d) to charge, mortgage, hypothecate, pledge or otherwise create a security interest in all or any currently owned or subsequently acquired real or personal, movable or immovable, property and undertaking of the Corporation, including book debts, rights, powers and franchises for the purpose of securing any such bonds, debentures, notes or other evidences of indebtedness or guarantee or any other present or future indebtedness or liability of the Corporation.

Nothing in this section limits or restricts the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

3.02 DELEGATION OF BORROWING POWER--The Board may from time to time delegate to such one or more of the Directors and Officers of the Corporation as may be designated by the Board all or any of the powers conferred on the Board by
Section 3.01 to such extent and in such manner as the Board shall determine at the time of each such delegation.

3.03 EXECUTION OF DEBT OBLIGATION DOCUMENTS--If the Board so authorizes, or if any instrument under which any bonds, debentures or other debt obligations of the Corporation are issued so provides, any bonds, debentures and other debt obligations of the Corporation, instead of being manually signed by the Directors or Officers authorized in that behalf, may have the facsimile signatures of such Directors or Officers printed or otherwise mechanically reproduced thereon and in either case, shall be as valid as if signed manually, but no such bond, debenture or other debt obligation, shall be issued unless it is manually signed, countersigned or certified by or on behalf of a trust company or other transfer agent or registrar duly authorized by the Board or the instrument under which such bonds, debentures or other debt obligations are issued so to do. Notwithstanding that any persons whose facsimile signature is so used shall have ceased to hold the office that he is stated on such bond, debenture or other debt obligation to hold at the date of the actual issue thereof, the bond debenture or other debt obligation shall be valid and binding on the Corporation.

SECTION FOUR

DIRECTORS

4.01 NUMBER OF DIRECTORS AND QUORUM--Until changed in accordance with the Act, the Board shall consist of not fewer than three (3) and not more than twenty
(20) Directors. Subject to Section 4.07 and subject also to the Articles and the Act, the quorum for the transaction of business at any meeting of the Board shall consist of a majority of the Directors or such lesser number of Directors as the Board may from time to time determine. A Director interested is to be counted in a quorum notwithstanding his interest.

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4.02 QUALIFICATION--No person shall be qualified for election as a Director if he is less than Nineteen (19) years of age; if he is of unsound mind and has been so found by a Court in Canada or elsewhere; if he is not an individual; or if he has the status of a bankrupt. A Director need not be a Shareholder.

4.03 ELECTION AND TERM--Each Director named in the Notice of Directors filed at the time of continuance shall hold office from the date of the Certificate of Continuance until the expiration of the term of office applicable to that Director at the date of the Certificate of Continuance. At each annual general meeting of the Corporation, the Corporation shall elect directors to the Board as may be required to fill any positions vacated by reason of the expiration of the term of office of one or more of the Directors. A Director may be elected for a term of office of one or more years of office as may be specified in the resolution by which he is elected. In this part, "year or office" means the period of time commencing on the date of an annual general meeting of the Corporation and ending on the date of the annual general meeting held in the next subsequent calendar year. If in any calendar year the Corporation does not hold an annual general meeting, the Directors whose terms of office would have expired in such calendar year shall be deemed to have been elected as Directors on the last date on which the annual general meeting could have been held in such calendar year pursuant to the Act and each Director so deemed elected may hold office until the next annual general meeting is held and other Directors are elected. The shareholders may, by special resolution, vary the term of office of any Director. The number of Directors to be elected at any such meeting shall be the number of Directors in office prior to the meeting unless the Directors or the Shareholders otherwise determine. The election shall be by ordinary resolution of the Shareholders. If an election of Directors is not held at the proper time, the incumbent Directors shall continue in office until their successors are elected.

4.04 REMOVAL OF DIRECTORS--Subject to the provisions of the Act, the Shareholders may by ordinary resolution passed at a special meeting remove any Director from office and the vacancy created by such removal may be filled at the same meeting failing which it may be filled by the Directors.

4.05 VACATION OF OFFICE--A Director ceases to hold office when: he dies; he is removed from office by the Shareholders; he ceases to be qualified for election as a Director; or his written resignation is sent or delivered to the Corporation, or if a time is specified in such resignation, at the time so specified, whichever is later.

4.06 VACANCIES

(a) Subject to the Act and the Articles, a quorum of the Board may fill a vacancy in the Board, except a vacancy resulting from an increase in the minimum number of Directors or from a failure of the Shareholders to elect the minimum number of Directors. In the absence of a quorum of the Board, or if the vacancy has arisen from a failure of the Shareholders to elect the minimum number of Directors, the Board shall forthwith call a special meeting of the Shareholders to fill the vacancy. If the Board fails to call such meeting or if there are no such Directors then in office, any Shareholder may call the meeting; and

(b) The Directors of the Corporation may, between annual general meetings of the Corporation, appoint one or more additional Directors to serve until the next annual general meeting but the number of additional Directors shall not at any time exceed one third of the number of Directors who held office at the expiration of the last annual general meeting, and in no event shall the total number of Directors exceed the maximum number of Directors fixed pursuant to paragraph 4 of the Articles of Continuance. Any Director so appointed shall hold office only until the next following annual general meeting of the Corporation but shall be eligible for election at such meeting and, so long as he is an additional Director prior to such meeting, the number of Directors for election at such meeting shall be increased accordingly.

4.07 ACTION BY THE BOARD--The Board shall manage the business and affairs of the Corporation. The powers of the Board may be exercised by resolution passed at a meeting at which a quorum is present or by resolution in writing, whether by document, telegram, telecopy or any method of transmitting legibly

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recorded messages or other means, signed by all the Directors entitled to vote on that resolution at a meeting of the Board and any resolution in writing so signed shall be as valid as if it had been passed at a meeting of Directors or a Committee of Directors and shall be held to relate to any date therein stated to be the effective date thereof, and a copy of every such resolution in writing shall be kept with the minutes of the proceedings of Directors or Committee of Directors. Where there is a vacancy in the Board, the remaining Directors may exercise all the powers of the Board so long as a quorum remains in office. Where the Corporation has only one Director, that Director may constitute a meeting. An act of a Director is valid notwithstanding any irregularity in his election or appointment or a defect in his qualifications.

4.08 MEETINGS BY TELEPHONE--If all of the Directors consent, a Director may participate in a meeting of the Board or of a Committee of Directors by means of telephone or such other communications facilities as permit all persons participating in the meeting to hear each other, and a Director participating in such a meeting by such means is deemed to be present at the meeting. Any such consent shall be effective whether given before or after the meeting to which it relates and may be given with respect to all meetings of the Board and of Committees of Directors held while a Director holds office.

4.09 PLACE OF MEETING--Meetings of the Board may be held at any place in or outside Canada.

4.10 CALLING OF MEETINGS--Meetings of the Board shall be held from time to time and at such place as the Board may determine. In addition, each of the Chairman of the Board, the Managing Directors, the President or any two Directors may convene or direct the convening of a meeting of the Board.

4.11 NOTICE OF MEETING--Except as otherwise provided in Section 4.12, notice of the time and place of each meeting of the Board shall be given in the manner provided in Section 12.01 to each Director not less than forty-eight (48) hours before the time when the meeting is to be held. A notice of a meeting of Directors need not specify the purpose of or the business to be transacted at the meeting except where Section 115(3) of the Act requires such purpose or business to be specified, including any proposal to:

(a) submit to the Shareholders any question or matter requiring approval of the Shareholders;

(b) fill a vacancy among the Directors or in the office of auditor;

(c) issue securities;

(d) declare dividends;

(e) purchase, redeem, or otherwise acquire shares of the Corporation;

(f) pay a commission for the sale of shares;

(g) approve a management proxy circular;

(h) approve any annual financial statements; or

(i) adopt, amend or repeal By-Laws.

A Director may in any manner waive notice of or otherwise consent to a meeting of the Board either before or after the convening of the meeting.

4.12 REGULAR MEETINGS--The Board may by resolution appoint a day or days in any month or months for regular meetings of the Board at a place and hour to be named in the resolution. No notice shall be required for any such regular meeting.

4.13 FIRST MEETING OF NEW BOARD--Provided a quorum of Directors is present, each newly elected Board may without notice hold its first meeting immediately following the meeting of Shareholders at which such Board or portion thereof is elected.

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4.14 ADJOURNED MEETING--Notice of an adjourned meeting of the Board is not required if the time and place of the adjourned meeting is announced at the original meeting.

4.15 CHAIRMAN--The Chairman of any meeting of the Board shall be the first mentioned of such of the following Officers as have been appointed and who is a Director and is present at the meeting: Chairman of the Board, Managing Director, President, or a Vice-President who is a Director. If no such Officer is present, the Directors present shall choose one of their number to be Chairman.

4.16 VOTES TO GOVERN--At all meetings of the Board every question shall be decided by a majority of the votes cast on the question. In cases of an equality of votes the Chairman of the meeting shall not be entitled to a second or casting vote.

4.17 CONFLICT OF INTEREST--A Director or Officer who is a party to, or who is a Director or Officer of or has a material interest in any person who is a party to, a material contract or proposed material contract with the Corporation shall disclose the nature and extent of his interest at the time and in the manner provided by the Act. Any such contract or proposed contract shall be referred to the Board or Shareholders for approval even if such contract is one that in the ordinary course of the Corporation's business would not require approval by the Board or Shareholders, and a Director interested in a contract so referred to the Board shall not vote on any resolution to approve the same except as provided by the Act.

4.18 REMUNERATION AND EXPENSES--The Directors shall be paid such remuneration for their services as the Board may from time to time determine. The Directors shall also be entitled to be reimbursed for travelling and other expenses properly incurred by them in attending meetings of the Board or any committee thereof. Nothing herein contained shall preclude any Director from serving the Corporation in any other capacity and receiving remuneration therefore.

4.19 ALTERNATE DIRECTOR--Any director (herein called the "Appointor") may from time to time by written notice to the Corporation appoint any person (herein called the "Appointee") to be his alternate director provided that the directors approve of such appointment by resolution. Such approval shall not be required if a director is appointed alternate director for another director. A person (including a director) may be appointed as an alternate director by more than one director.

(a) The Appointee while he holds office as an alternate director shall be entitled and authorized:

    (i) if expressly so specified by the Appointor in the instrument appointing the Appointee, to receive notice of meetings of the directors, and notice of meetings of all committees of which the Appointor is a member;

    (ii) to attend and vote as a director at meetings of the directors in the absence of the Appointor;

    (iii) to attend and vote at meetings of all committees of which the Appointor is a member, in the absence of the Appointor;

    (iv) execute consents to resolutions in writing of the directors and such committees, in substitution for the Appointor; and

    (v) if expressly so authorized by the Appointor in the instrument appointing the Appointee, to execute all documents, instruments and writings under the seal of the Corporation or otherwise which the Appointor is authorized to execute on behalf of the Corporation, in substitution for the Appointor, and for the purposes thereof the Appointee shall be deemed to be a director. He shall not be deemed to be the agent of the Appointor.

(b) The Appointee shall have a separate vote on behalf of each director for whom he is an alternate director. If the Appointee is also a director, the Appointee shall be counted separately in determining

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    the quorum of a meeting and shall have a separate vote on behalf of each director for whom he is an alternate director in addition to being so counted and voting in his own right as a director.

(c) The Appointee shall not be entitled to be remunerated as an alternate director otherwise than out of the remuneration of the Appointor.

(d) No person shall act as an alternate director unless he qualifies under the Act to act as a director of the Corporation and has consented in writing to his appointment.

(e) An Appointee's appointment as an alternate director shall terminate if:

    (i) the Appointor gives written notice revoking the Appointee's appointment; or

    (ii) the Appointee resigns; or

    (iii) The Appointor ceases for any reason to be a director; or

    (iv) the Appointee ceases to be qualified under the Act to act as a director; or

    (v) the term of the Appointee's appointment, if any, expires.

(f) Any Appointor may make or revoke an appointment of an Appointee by notice in writing delivered to, mailed to or transmitted by telegram, cable or telecopier to the registered office of the Corporation, delivery, postage or transmission charges prepaid.

SECTION FIVE

COMMITTEES

5.01 COMMITTEE OF DIRECTORS

(a) The Board may appoint one or more Committees of Directors, however designated, and delegate to such committee any of the powers of the Board except those which, under the Act, a Committee of Directors has no authority to exercise.

(b) The Directors may by resolution appoint an Executive Committee to consist of such member or members of their body as they think fit, which Committee shall have, and may exercise during the intervals between the meetings of the Board, all the powers vested in the Board except the power to fill vacancies in the Board, the power to change the membership of, or fill vacancies in, said Committee or any other committee of the Board and such other powers, if any, as may be specified in the resolution. The said Committee shall keep regular minutes of its transactions and shall cause them to be recorded in books kept for that purpose, and shall report the same to the Board of Directors at such times as the Board of Directors may from time to time require. The Board shall have the power at any time to revoke or override the authority given to or acts done by the Executive Committee except as to acts done before such revocation or overriding and to terminate the appointment or change the membership of such Committee and to fill vacancies in it. The Executive Committee may make rules for the conduct of its business and may appoint such assistants as it may deem necessary. A majority of the members of said Committee shall constitute a quorum thereof.

(c) The Directors may from time to time by resolution constitute, dissolve or reconstitute standing committees and other committees consisting of such persons as the Board may determine. Every committee constituted by the Board shall have the powers, authorities and discretions delegated to it by the Board (which shall not include the power to fill vacancies in the Board and the power to change the membership of or fill vacancies in any committee constituted by the Board or the power to appoint or remove officers appointed by the Board) and shall conform to the regulations which may from time to time be imposed upon it by the Board.

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(d) The Executive Committee and any other committee may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the members of the committee present, and in case of an equality of votes the chairman shall not have a second or casting vote. A resolution approved in writing by all the members of the Executive Committee or any other committee shall be as valid and effective as if it had been passed at a meeting of such Committee duly called and constituted. Such resolution may be in two or more counterparts which together shall be deemed to constitute one resolution in writing. Such resolution shall be filed with the minutes of the proceedings of the committee and shall be effective on the date stated thereon or on the latest date stated in any counterpart.

5.02 TRANSACTION OF BUSINESS--Subject to the provisions of Section 5.01, the powers of a Committee of Directors may be exercised by a meeting at which a quorum is present or by resolution in writing signed by all the members of such committee who would have been entitled to vote on that resolution at a meeting of the committee. Meetings of such committee may be held at any place in or outside Canada.

5.03 AUDIT COMMITTEE--When required by the Act the Board shall, and at any other time the Board may, elect annually from among its number an audit committee to be composed of not fewer than three (3) directors of whom a majority shall not be Officers or employees of the Corporation or its affiliates. The audit committee shall have the powers and duties provided in the Act.

5.04 PROCEDURE--Unless otherwise determined by the Board, each Committee of Directors shall have the power to fix its quorum at not less than a majority of its members, to elect its Chairman and to regulate its procedure.

SECTION SIX

OFFICERS

6.01 APPOINTMENT--The Board may from time to time appoint a President, one or more Vice-Presidents (to which title may be added words indicating seniority or function), a Secretary, a Treasurer and such other Officers as the Board may determine, including one or more assistants to any of the Officers so appointed (herein referred to as "Officers"). The Board may specify the duties of and, in accordance with this By-Law and subject to the provisions of the Act, delegate to such Officers powers to manage the business and affairs of the Corporation. Subject to Sections 6.02 and 6.03, an Officer may but need not be a Director and one person may hold more than one office.

6.02 CHAIRMAN OF THE BOARD--The Board may from time to time also appoint a Chairman of the Board who shall be a Director. The Chairman of the Board shall, when present, preside at all meetings of the Board, Committees of Directors and at all meetings of Shareholders. In addition, the Board may assign to him any of the powers and duties that may by the provisions of this by-law be assigned to the Managing Director or to the President; and he shall have such other powers and duties as the board may specify.

6.03 MANAGING DIRECTOR--The Board may from time to time appoint a Managing Director who shall be a Director. If appointed, he shall be the Chief Executive Officer and, subject to the authority of the Board, shall have general supervision of the business and affairs of the Corporation; and he shall, subject to the provisions of the Act, have such other powers and duties as the Board may specify. During the absence or disability of the President, or if no President has been appointed, the Managing Director shall also have the powers and duties of the President's office.

6.04 PRESIDENT-- The Board, from time to time, may elect from among its number, a President. The President, in the absence or non-appointment of the Chairman of the Board, shall preside at meetings of the Board and at all meetings of the Shareholders. He shall have general and active management of the business and affairs of the Corporation, and without limitation to the foregoing:

    (i) he shall have general supervision and direction of all the other officers of the Corporation;

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
    (ii) he shall submit the annual report of the Board, if any, and the annual balance sheets and financial statements of the business and affairs and reports on the financial position of the Corporation as required by the statutes to the annual general meeting and from time to time shall report to the Board on all matters within his knowledge which the interest of the Corporation requires to be brought to their attention.

    (iii) he shall be ex-officio a member of all standing committees.

6.05 VICE-PRESIDENT--A Vice-President shall have such powers and duties as the Board may specify.

6.06 SECRETARY--The Secretary shall attend and be the Secretary of all meetings of the Board, Shareholders and Committees of the Board and shall enter or cause to be entered in records kept for that purpose minutes of all proceedings thereat; he shall give or cause to be given, as and when instructed, all notices to Shareholders, Directors, Officers, the auditor and members of the Committees of Directors; he shall be the custodian of the stamp or mechanical device generally used for affixing the corporate seal of the Corporation and of all books, papers, records, documents and instruments belonging to the Corporation, except when some other Officer or agent has been appointed for that purpose; and he shall have such other powers and duties as the Board may specify.

6.07 TREASURER--The Treasurer shall keep proper accounting records in compliance with the Act and shall be responsible for the deposit of money, the safekeeping of securities and the disbursement of the funds of the Corporation; he shall render to the Board whenever required an account of all his transactions as Treasurer and of the financial position of the Corporation; and he shall have such other powers and duties as the Board may specify.

6.08 POWERS AND DUTIES OF OTHER OFFICERS--The powers and duties of all other Officers shall be such as the terms of their engagement call for or as the Board or the Chief Executive Officer may specify. Any of the powers and duties of an Officer to whom an assistant has been appointed may be exercised and performed by such assistant, unless the Board otherwise directs.

6.09 VARIATION OF POWERS AND DUTIES--The Board may from time to time and subject to the provisions of the Act, vary, add to or limit the powers and duties of any Officer.

6.10 TERM OF OFFICE--The Board, in its discretion, may remove any Officer of the Corporation, without prejudice to such Officer's rights under any employment contract, otherwise each Officer appointed by the Board shall hold office until the earlier of the date his resignation becomes effective, the date his successor is appointed or he shall cease to be qualified for that office.

6.11 TERMS OF EMPLOYMENT AND REMUNERATION--The terms of employment and the remuneration of Officers appointed by the Board shall be settled by it from time to time.

6.12 CONFLICT OF INTEREST--An Officer shall disclose his interest in any material contract or proposed material contract with the Corporation in accordance with Section 4.17.

6.13 AGENTS AND ATTORNEYS--The Board shall have power from time to time to appoint agents or attorneys for the Corporation in or outside of Canada with such powers of management or otherwise (including the power to sub-delegate) as may be thought fit.

6.14 FIDELITY BONDS--The Board may require such Officers, employees and agents of the Corporation as the Board deems advisable to furnish bonds for the faithful discharge of their powers and duties, in such form and with such surety as the Board may from time to time determine.

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
SECTION SEVEN

PROTECTION OF DIRECTORS, OFFICERS AND OTHERS

7.01 LIMITATION OF LIABILITY--No Director shall be liable for the acts, receipts, neglects or defaults of any other Director or Officer or employee, or for joining in any receipt or other act for conformity, or for any loss, damage or expense happening to the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation, or for the insufficiency or deficiency of any security in or upon which any of the moneys of the Corporation shall be invested, or for any loss or damage arising from the bankruptcy, insolvency or tortious acts of any person with whom any of the moneys, securities or effects of the Corporation shall be deposited, or for any loss occasioned by any error of judgment or oversight on his part, or for any other loss, damage or misfortune whatever which shall happen in the execution of the duties of his office or in relation thereto, unless the same are occasioned by his own wilful neglect or default; provided that nothing herein shall relieve any Director or Officer from the duty to act in accordance with the Act and the regulations thereunder or from liability for any breach thereof.

7.02 INDEMNITY--Subject to the limitations contained in the Act, and to the extent he is otherwise fairly and reasonably entitled thereto, the Corporation shall indemnify a Director or Officer, a former Director or Officer, or a person who acts or acted at the Corporation's request as a Director or Officer of a body corporate of which the Corporation is or was a Shareholder or creditor (or a person who undertakes or has undertaken any liability on behalf of the Corporation or any such body corporate) and his heirs and legal representatives, against all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, reasonably incurred by him in respect of any civil, criminal or administrative action or proceeding to which he is made a party by reason of being or having been a Director or Officer of the Corporation or such body corporate, if

(a) he acted honestly and in good faith with a view to the best interests of the Corporation; and

(b) in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, he had reasonable grounds for believing that his conduct was lawful.

7.03 INSURANCE--Subject to the limitations contained in the Act, the Corporation may purchase and maintain such insurance for the benefit of its Directors and Officers as the Board may from time to time determine.

7.04 DIRECTORS MAY RELY--Directors may rely upon the accuracy of any statement of fact represented by an Officer of the Corporation to be correct or upon statements in a written report of the auditor of the Corporation and shall not be responsible or held liable for any loss or damage resulting from the paying of any dividends or otherwise acting in good faith upon any such statement.

SECTION EIGHT

SHARES

8.01 ALLOTMENT AND ISSUE--The Board may from time to time allot, or grant options to purchase the whole or any part of the authorized and unissued shares of the Corporation at such times and to such persons and for such consideration as the Board shall determine, provided that no share shall be issued until it is fully paid as prescribed by the Act. Subject to the Articles, no holder of any class of share of the capital of the Corporation shall be entitled as of right to subscribe for, purchase or receive any part of any new or additional issue of shares of any class, whether now or hereafter authorized or any bonds, debentures or other securities convertible into shares of any class.

8.02 COMMISSIONS--The Board may from time to time authorize the Corporation to pay a reasonable commission to any person in consideration of his purchasing or agreeing to purchase shares of the

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Corporation, whether from the Corporation or from any other person, or procuring or agreeing to procure purchasers for any such shares.

8.03 REGISTRATION OF TRANSFER

(a) Subject to the provisions of the Act, no transfer of shares shall be registered in a securities register except upon presentation of the Certificate representing such shares with a transfer endorsed thereon or delivered therewith duly executed by the registered holder or by his attorney or successor duly appointed, together with such reasonable assurance or evidence of signature, identification and authority to transfer as the Board may from time to time prescribe, upon payment of all applicable taxes and any fees prescribed by the Board, upon compliance with such restrictions on transfer, if any, as are authorized by the Articles, and upon satisfaction of any lien referred to in Section 8.05.

(b) The signature of the registered owner of any shares, or of his duly authorized attorney, upon an authorized instrument of transfer shall constitute a complete and sufficient authority to the Corporation, its Directors, Officers and agents to register, in the name of the transferee as named in the instrument of transfer, the number of shares specified therein or, if no number is specified, all the shares of the registered owner represented by share certificates deposited with the instrument of transfer. If no transferee is named in the instrument of transfer, the instrument of transfer shall constitute a complete and sufficient authority to the corporation, its Directors, Officers and agents to register, in the name of the person in whose behalf any certificate for the shares to be transferred is deposited with the Corporation for the purpose of having the transfer registered, the number of shares specified in the instrument of transfer or, if no number is specified, all the shares represented by all share certificates deposited with the instrument of transfer.

(c) Neither the Corporation nor any Director, Officer or agent thereof shall be bound to inquire into the title of the person named in the form of transfer as transferee, or, if no person is named therein as transferee, of the person on whose behalf the certificate is deposited with the Corporation for the purpose of having the transfer registered or be liable to any claim by such registered owner or by any intermediate owner or holder of the certificate or of any of the shares represented thereby or any interest therein for registering the transfer, and the transfer, when registered, shall confer upon the person in whose name the shares have been registered a valid title to such shares.

(d) Every instrument of transfer shall be executed by the transferor and left at the registered office of the Corporation or at the office of its transfer agent or branch transfer agent or registrar for registration together with the share certificate for the shares to be transferred and such other evidence if any, as the Directors or the transfer agent or branch transfer agent or registrar or branch registrar may require to prove the title of the transferor or his right to transfer the shares and the right of the transferee to have the transfer registered. All instruments of transfer where the transfer is registered shall be retained by the Corporation or its transfer agent or branch transfer agent or registrar or branch registrar and any instrument of transfer, where the transfer is not registered, shall be returned to the person depositing the same together with the share certificate which accompanied the same when tendered for registration.

(e) There shall be paid to the Corporation in respect of the registration of any transfer such sum, if any, as the Directors may from time to time determine.

8.04 TRANSFER AGENTS AND REGISTRARS--The Board may from time to time appoint a registrar to maintain the securities register and a transfer agent to maintain the register of transfers and may also appoint one or more branch registrars to maintain branch securities registers and one or more branch transfer agents to maintain branch registers of transfer, but one person may be appointed both registrar and transfer agent. The Board may at any time terminate any such appointment.

8.05 PURCHASE AND REDEMPTION OF SHARES--Subject to the provisions of the Act and the Articles, a Corporation may purchase or otherwise acquire shares issued by it and may purchase or redeem any redeemable

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shares issued by it at prices not exceeding the redemption of those shares stated in the Articles or calculated according to a formula stated in the Articles.

8.06 NON-RECOGNITION OF TRUSTS--Subject to the provisions of the Act, the Corporation shall treat as absolute owner of the share the person in whose name the share is registered in the securities register as if that person had full legal capacity and authority to exercise all rights of ownership, irrespective of any indication to the contrary through knowledge or notice or description in the Corporation's records or on the share certificate.

8.07 SHARE CERTIFICATES--Every holder of one or more shares of the Corporation shall be entitled, at his option, to a share certificate, or to a non-transferable written acknowledgement of his right to obtain a share certificate, stating the number and list or series of shares held by him as shown on the securities register. Share Certificates and acknowledgements of a Shareholder's right to a share certificate, respectively, shall be in such form as the Board shall from time to time approve. Any share certificate shall be signed in accordance with Section 2.04 and need not be under the corporate seal; provided that, unless the Board otherwise determines, certificates representing shares in respect of which a transfer agent and/or registrar has been appointed shall not be valid unless countersigned by or on behalf of such transfer agent and/or registrar. The signature of one of the signing Officers or, in the case of share certificates which are not valid unless countersigned by or on behalf of a transfer agent and/or registrar, the signature of one of the Officers, may be printed or mechanically reproduced in facsimile upon share certificates and every such facsimile signature shall for all purposes be deemed to be the signature of the Officer whose signature it reproduces and shall be binding upon the Corporation. A share certificate executed as aforesaid shall be valid notwithstanding that one or both of the Officers whose facsimile signature appears thereon no longer holds office at the date of issue of the Certificate.

8.08 REPLACEMENT OF SHARE CERTIFICATES--The Board or any Officer or agent designated by the Board may in its or his discretion direct the issue of a new share certificate in lieu of and upon cancellation of a share certificate that has been mutilated or in substitution for a share certificate claimed to have been lost, destroyed or wrongfully taken or which does not comply as to form with the requirements from time to time of the Act in this regard, on payment of such fee as the Board may direct and on such terms as to indemnity, reimbursement of expenses and evidence of loss and of title as the Board may from time to time prescribe, whether generally or in any particular case.

8.09 JOINT SHAREHOLDERS--If two or more persons are registered as joint holders of any share, the Corporation shall not be bound to issue more than one certificate in respect thereof, and delivery of such certificate to one of such persons shall be sufficient delivery to all of them. Any one of such persons may give effectual receipts for the certificate issued in respect thereof or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of such share. Joint Shareholders may collectively designate in writing an address as their recorded address for service of notice and payment of dividends but in default of such designation the address of the first named joint Shareholder shall be deemed to be the recorded address aforesaid.

8.10 DECEASED SHAREHOLDERS--In the event of the death of a holder, or of one of the joint holders, of any share, the Corporation shall not be required to make any entry in the securities register in respect thereof or to make payment of any dividends thereon except upon production of all such documents as may be required by law and upon compliance with the reasonable requirements of the Corporation and its transfer agents.

SECTION NINE

DIVIDENDS AND RIGHTS

9.01 DIVIDENDS--Subject to the provisions of the Act, the Board may from time to time declare dividends payable to the Shareholders according to their respective rights and interest in the Corporation. Dividends may be paid in money or property or by issuing fully paid shares of the Corporation.

9.02 DIVIDEND CHEQUES--A dividend payable in cash shall be paid by cheque drawn on the Corporation's bankers or one of them to the order of each registered holder of shares of the class or series in respect of which it has been declared and mailed by prepaid ordinary mail to such registered holder at his recorded address, unless such holder otherwise directs. In the case of joint holders the cheque shall, unless such joint holders otherwise direct, be made payable to the order of all of such joint holders and mailed to them at their recorded address. The mailing of such cheque as aforesaid, unless the same is not paid on due presentation, shall satisfy and discharge the liability for the dividend to the extent of the sum represented thereby plus the amount of any tax which the Corporation is required to and does withhold.

9.03 NON-RECEIPT OF CHEQUES--In the event of non-receipt of any dividend cheque by the person to whom it is sent as aforesaid, the Corporation shall issue to such person a replacement cheque for a like amount on such terms as to indemnity, reimbursement of expenses and evidence of non-receipt and of title as the Board may from time to time prescribe, whether generally or in any particular case.

9.04 RECORD DATE FOR DIVIDENDS AND RIGHTS--The Board may fix in advance a date, preceding by not more than Fifty (50) days the date for the payment of any dividend or the date for the issue of any warrant or other evidence of right to subscribe for securities of the Corporation, as a record date for the determination of the persons entitled to receive payment of such dividend or to exercise the right to subscribe for such securities, provided that, where the Corporation is a distributing Corporation for purposes of the Act, notice of any such record date is given not less than seven (7) days before such record date by newspaper advertisement and otherwise in the manner provided in the Act. Where no record date is fixed in advance as aforesaid, the record date for the determination of the persons entitled to receive payment of any dividend or to exercise the right to subscribe for securities of the Corporation shall be at the close of business on the day on which the resolution relating to such dividend or right to subscribe is passed by the Board.

9.05 UNCLAIMED DIVIDENDS--Any dividend unclaimed after a period of six (6) years from the date on which the same has been declared to be payable shall be forfeited and shall revert to the Corporation.

SECTION TEN

MEETINGS OF SHAREHOLDERS

10.01 ANNUAL MEETINGS--The annual meeting of Shareholders shall be held at such time in each year and, subject to the Act, the Articles and to Section 10.04, at such place as the Board may from time to time determine, for the purpose of considering the financial statements and reports required by the Act to be placed before the annual meeting, electing Directors, appointing auditors and for the transaction of such other business as may properly be brought before the meeting.

10.02 SPECIAL MEETINGS--The Board shall have power to call a special meeting of Shareholders at any time.

10.03 SPECIAL BUSINESS--All business transacted at a special meeting of Shareholders and all business transacted at an annual meeting of Shareholders, except consideration of the financial statements, auditors reports, election of directors and reappointment of the incumbent auditors, is deemed to be special business.

10.04 PLACE OF MEETING--Subject to the Articles, meetings of Shareholders may be held in the Cities of Boston, in the State of Massachusetts, New York, in the State of New York, Vancouver in the Province of

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
British Columbia or such other place or places as the Directors in their absolute discretion may determine from time to time.

10.05 NOTICE OF MEETING--Notice of the time and place of each meeting of Shareholders shall be given in the manner provided in Section 12.01 not less than twenty-one (21) nor more than fifty (50) days before the date of the meeting to each Director, to the auditor and to each Shareholder who at the close of business on the record date, if any, for notice is entered in the securities register as the holder of one or more shares carrying the right to vote at the meeting. Notice of a meeting of Shareholders called for any purpose other than consideration of the financial statements and auditor's report, election of Directors and re-appointment of the incumbent auditor shall state the nature of such business in sufficient detail to permit the Shareholder to form a reasoned judgment thereon and shall state the text of any special resolution to be submitted to the meeting. A Shareholder and any other person entitled to attend a meeting of Shareholders may in any manner waive notice of or otherwise consent to a meeting of Shareholders.

10.06 LIST OF SHAREHOLDERS ENTITLED TO NOTICE--For every meeting of Shareholders, at any time that the Corporation has more than fifteen (15) Shareholders entitled to vote at a meeting of Shareholders, the Corporation shall prepare a list of Shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares entitled to vote at the meeting held by each Shareholder. If a record date for the meeting is fixed pursuant to Section 10.07, the Shareholders listed shall be those registered or constructively registered pursuant to the Act at the close of business of the record date, such list to be prepared on a day not later than ten (10) days after such record date. If no record date is fixed, the list of Shareholders shall be prepared no later than at the close of business on the day immediately preceding the day on which notice of the meeting is given, or where no such notice is given, the day on which the meeting is held. The list shall be available for examination by any Shareholder during usual business hours at the records office of the Corporation or at the place where the central securities register is kept and at the place where the meeting is held.

10.07 RECORD DATE FOR NOTICE--The Board may fix in advance a record date, preceding the date of any meeting of Shareholders by not more than fifty (50) days and not less than twenty-one (21) days for the determination of the Shareholders entitled to notice of the meeting, provided that notice of any such record date is given, not less than seven (7) days before such record date, by newspaper advertisement in the manner provided in the Act. If no record date is so fixed, the record date for the determination of the Shareholders entitled to notice of the meeting shall be the close of business on the day immediately preceding the day on which the notice is given, or if no notice is given, the day on which the meeting is held.

10.08 MEETINGS WITHOUT NOTICE--A meeting of Shareholders may be held without notice at any time and place permitted by the Act:

(a) if all the Shareholders entitled to vote thereat are present in person or represented by proxy or if those not present or represented by proxy waive notice of or otherwise consented to such meeting being held, and

(b) if the auditor and the Directors are present or waived notice of or otherwise consent to such meeting being held.

At such meeting any business may be transacted which the Corporation at a meeting of Shareholders may transact. If the meeting is held at a place outside the Yukon Territory, Shareholders not present or represented by proxy, but who have waived notice of or otherwise consented to such meeting, shall also be deemed to have consented to the meeting being held at such place.

10.09 MEETINGS BY TELEPHONE--If all the Shareholders consent, a Shareholder may participate in a meeting of Shareholders by means of telephone or such other communications facilities as permit all persons

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
participating in the meeting to hear each other, and a Shareholder participating in such a meeting by such consent shall be effective whether given before or after the meeting to which it relates.

10.10 CHAIRMAN, SECRETARY AND SCRUTINEERS--The Chairman of any meeting of Shareholders shall be the first mentioned of such of the following Officers as having been appointed and who is present at the meeting: Chairman of the Board, President, Managing Director, or a Vice-President. If no such Officer is present within fifteen (15) minutes from the time fixed for holding the meeting, the persons present and entitled to vote shall choose one of their number to be Chairman. If the Secretary of the Corporation is absent, the Chairman shall appoint some person, who need not be a Shareholder, to act as Secretary of the meeting. If desired, one or more scrutineers, who need not be Shareholders, may be appointed by a resolution or by the Chairman with the consent of the meeting.

10.11 PERSONS ENTITLED TO BE PRESENT--The only persons entitled to be present at a meeting of Shareholders shall be those entitled to vote thereat, the Directors and auditor of the Corporation and others who, although not entitled to vote, are entitled or required under any provision of the Act or the Articles or By-Laws to be present at the meeting. Any other person may be admitted only on the invitation of the Chairman of the meeting or with the consent of the meeting.

10.12 QUORUM--Save as herein otherwise provided, a quorum shall be two shareholders or proxyholders present, holding not less than ten percent (10%) of the outstanding shares of the Corporation entitled to vote at the meeting. If there is only one shareholder, the quorum is one person present and being, or representing by proxy, such shareholder. The Directors, the Secretary or, in his absence, an assistant Secretary, and the solicitor of the Corporation shall be entitled to attend at any general meeting but no such person shall be counted in the quorum or be entitled to vote at any general meeting unless he is a shareholder or proxyholder entitled to vote thereat. If a quorum is present at the opening of any meeting of Shareholders, the Shareholders present or represented by proxy may proceed with the business of the meeting notwithstanding that a quorum is not present throughout the meeting. No business, other than the election of a Chairman of the meeting and the adjournment of the meeting shall be transacted at any general meeting unless the quorum requisite was present at the commencement of the meeting. If within one-half hour from the time appointed for a meeting a quorum in not present, the meeting if convened by requisition of the Shareholders, shall be dissolved; but in any other case it shall stand adjourned to the same day in the next week at the same time and place. If at such adjourned meeting a quorum is not present within one-half hour from the time appointed, the Shareholders present in person or by proxy shall be a quorum.

10.13 RIGHT TO VOTE--RECORD DATE FOR VOTING--Subject to the provisions of the Act as to authorized representative of any other body corporate, at any meeting of Shareholders in respect of which the Corporation has prepared the list referred to in Section 10.06, every person who is named in such list shall be entitled to vote the shares shown thereon opposite his name except, where the Corporation has fixed a record date in respect of such meeting pursuant to
Section 10.07, to the extent that such person has transferred any of his shares after such record date and the transferee, upon producing properly endorsed Certificates evidencing such shares or otherwise establishing that he owns such shares, demands not later than ten (10) days before the meeting that his name be included in such list, in which event the transferee alone shall be entitled to vote the transferred shares at the meeting. Where no record date for notice has been fixed and no notice of meeting given, or in the absence of a list prepared as aforesaid in respect of a meeting of Shareholders, every person shall be entitled to vote at the meeting who at the time is entered in the securities register as the holder of one or more shares carrying the right to vote at such meeting.

10.14 PROXIES

(a) Every Shareholder entitled to vote at a meeting of Shareholders, may appoint a proxyholder, or one or more alternate proxyholders, who need not be Shareholders, to attend and act at the meeting in the manner and to the extent authorized and with the authority conferred by the proxy. A proxy shall be in writing executed by the Shareholder or his attorney and shall conform with the requirements of the

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
    Act. An instrument of proxy shall be valid only at the meeting in respect of which it is given or any adjournment thereof.

(b) Any corporation, other than a Prohibited Corporate Shareholder, which is a Shareholder of the Corporation may by resolution of its Directors or other governing body authorize such person as it thinks fit to act as its representative at any meeting. The person so authorized shall be entitled to exercise in respect of and at such meeting the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual member of the Corporation personally present, including, without limitation, the right, unless restricted by such resolution, to appoint a proxyholder to represent such corporation, and shall, if present at the meeting, be counted for the purpose of forming a quorum and be deemed to be a member present at the meeting. Evidence of the appointment of any such representative may be sent to the Corporation by written instrument, telegram, telex, facsimile or any method of transmitting legibly recorded messages.

(c) Every ballot case upon a poll and every proxy appointing a proxyholder who cast a ballot upon a poll shall be retained by the Secretary for the period and be subject to the inspection as the Act may provide.

10.15 TIME FOR DEPOSIT OF PROXIES--The Board may specify in a notice calling a meeting of Shareholders a time, preceding the time of such meeting by not more than forty-eight (48) hours exclusive of non-business days, before which time proxies to be used at such meeting must be deposited. A proxy shall be acted upon only if, prior to the time so specified, it shall have been deposited by written instrument, telegram, telex, facsimile or any method of transmitting legibly recorded messages with the Corporation or an agent thereof specified in such notice or, if no such time is specified in such notice, unless it has been received by the Secretary of the Corporation or by the Chairman of the meeting or any adjournment thereof prior to the time of voting.

10.16 JOINT SHAREHOLDERS--If two or more persons hold shares jointly, any one of them present in person or represented by proxy at a meeting of Shareholders may, in the absence of the other or others, vote the shares but if two or more of those persons are present in person or represented by proxy and vote, they shall vote as one on the shares jointly held by them and in the absence of agreement between those so voting the person named first in the Register shall vote the shares.

10.17 VOTES TO GOVERN--At any meeting of Shareholders every question shall, unless otherwise required by the Articles or By-Laws or by law, be determined by the majority of the votes cast on the question. In case of an equality of votes either upon a show of hands or upon a poll, the Chairman of the meeting shall be entitled to a second or casting vote in addition to vote or votes to which he may be entitled as a shareholder.

10.18 MOTION--No resolution proposed at a meeting need be seconded. The Chairman may propose or second a motion.

10.19 SHOW OF HANDS--Subject to the provisions of the Act any question at a meeting of Shareholders shall be decided by a show of hands unless a ballot thereon is required or demanded as hereinafter provided. Upon a show of hands, every person who is present and entitled to vote shall have one vote. Whenever a vote by show of hands shall have been taken upon a question, unless a ballot thereon is so required or demanded, a declaration by the Chairman of the meeting that the vote upon the question has been carried or carried by a particular majority or not carried, an entry to that effect in the minutes of the meeting shall be conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against any resolution or other proceeding in respect of the said question, and the result of the vote so taken shall be the decision of the Shareholders upon the said question.

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
10.20 BALLOTS

(a) On any question proposed for consideration at a meeting of Shareholders, and whether or not a show of hands has been taken thereof, any Shareholder or proxyholder entitled to vote at the meeting may require or demand a ballot. A ballot so required or demanded shall be taken in such manner as the Chairman shall direct. A requirement or demand for a ballot may be withdrawn at any time prior to the taking of the ballot. If a ballot is taken each person present shall be entitled in respect of the shares which he is entitled to vote at the meeting upon the question, to that number of votes provided by the Act or the Articles, and the result of the ballot so taken shall be the decision of the Shareholders upon the said question.

(b) No ballot may be demanded on the election of a Chairman. A ballot demanded on a question of adjournment shall be taken forthwith. A ballot demanded on any other question shall be taken as soon as, in the opinion of the chairman, is reasonably convenient, but in no event later than seven (7) days after the meeting and at such time and place and in such manner as the chairman of the meeting directs. The result of the ballot shall be deemed to be the resolution of and passed at the meeting at which the ballot was demanded. Any business other than that upon which the ballot has been demanded may be proceeded with pending the taking of the ballot. In any dispute as to the admission or rejection of a vote the decision of the chairman made in good faith shall be final and conclusive.

10.21 ADJOURNMENT--If a meeting of Shareholders is adjourned for less than thirty (30) days, it shall not be necessary to give notice of the adjourned meeting, other than by announcement at the earliest meeting that it is adjourned. If a meeting of Shareholders is adjourned by one or more adjournments for an aggregate of thirty (30) days or more, notice of the adjourned meeting shall be given as for an original meeting. At any such adjourned meeting no business shall be transacted other than business left unfinished at the meeting from which the adjournment took place.

10.22 RESOLUTION IN WRITING--A resolution in writing signed by all the Shareholders entitled to vote on that resolution at a meeting of Shareholders is as valid as if it had been passed at a meeting of the Shareholders, and shall be held to relate to any date therein stated to be the effective date thereof.

10.23 ONLY ONE SHAREHOLDER--Where the Corporation has only one Shareholder or only one holder of any class or series of shares, the Shareholder present in person or by proxy constitutes a meeting.

10.24 ONLY TWO SHAREHOLDERS--Where the Corporation has only two Shareholders a quorum for transaction of business at any meeting of Shareholders shall be one
(1) person present in person, being a Shareholder entitled to vote thereat, or a duly appointed proxy of said Shareholder, holding not less than ten percent (10%) of the outstanding shares of the Corporation entitled to vote at the meeting.

SECTION ELEVEN

DIVISIONS AND DEPARTMENTS

11.01 CREATION AND CONSOLIDATION OF DIVISIONS--The Board may cause the business and operations of the Corporation or any part thereof to be divided or to be segregated into one or more divisions upon such basis, including without limitation, character or type of operation, geographical territory, product manufactured or service rendered, as the Board may consider appropriate in each case. The Board may also cause the business and operations of any such division to be further divided into sub-units and the business and operations of any such divisions or sub-units to be consolidated upon such basis as the Board may consider appropriate in each case.

11.02 NAME OF DIVISION--Subject to the Act any division or its sub-units may be designated by such name as the Board may from time to time determine and may transact business, enter into contracts, sign cheques and other documents of any kind and do all acts and things under such name, provided that the Corporation shall set out its name in legible characters in all contracts, invoices, negotiable instruments and orders for goods or services issued or made by or on behalf of the Corporation. Any such contract, cheque or documents shall be binding upon the Corporation as if it had been entered into or signed in the name of the Corporation.

11.03 OFFICERS OF DIVISION--From time to time the Board or if authorized by the Board, the Chief Executive Officer, may appoint one or more Officers for any division, prescribe their powers and duties and settle their terms of employment and remuneration. The Board or, if authorized by the Board, the Chief Executive Officer, may remove at its or his pleasure any Officers so appointed, without prejudice to such Officer's right under any employment contract. Officers of divisions or their sub-units shall not, as such, be Officers of the Corporation.

SECTION TWELVE

NOTICES

12.01 METHOD OF GIVING NOTICES--Any notice (which term includes any communication or document) to be given (which term includes sent, delivered or served) pursuant to the Act, the regulations thereunder, the Articles, the By-Laws or otherwise to a Shareholder, Director, Officer, auditor or member of a Committee of Directors shall be sufficiently given if delivered personally to the person to whom it is to be given or if delivered to his recorded address by any means of prepaid transmitted or recorded communication. A notice so delivered shall be deemed to have been given when it is delivered personally or to the recorded address as aforesaid; a notice so mailed shall be deemed to have been received by him on the business day following the day the notice is posted; and a notice so sent by any means of transmitted or recorded communication shall be deemed to have been given when dispatched or delivered to the appropriate communication corporation or agency or its representative for dispatch. Subject to the Act, a notice of meeting of Shareholders shall be deemed to have been sent to the Shareholder on the business day following the day on which it is deposited in the mail. The Secretary may change or cause to be changed the recorded address of any Shareholder, Director, Officer, auditor or member of a Committee of Directors in accordance with any information believed by him to be reliable.

12.02 NOTICE TO JOINT SHAREHOLDERS--If two or more persons are registered as joint holders of any share, any notice shall be addressed to all of such joint holders but notice given to any one or more of such persons at the recorded address for such joint shareholders shall be sufficient notice to all of them.

12.03 COMPUTATION OF TIME--In computing the date when notice must be given under any provision requiring a specified number of days notice of any meeting or other event, the date of giving the notice shall be excluded and the date of the meeting or other event in respect of which the notice is being given shall be included.

12.04 UNDELIVERED NOTICES--If any notice given to a Shareholder pursuant to
Section 12.01 is returned on three (3) consecutive occasions because he cannot be found or served or is unknown at his recorded address, the Corporation shall not be required to give any further notices to such Shareholder until he informs the Corporation in writing of his new recorded address.

12.05 PROOF OF SERVICE--A certificate of the Secretary or other duly authorized Officer of the Corporation in office at the time of the making of the certificate, or of any agent of the Corporation as to the facts in relation to the mailing or delivery or sending of any notice to any Shareholder, Director, the auditors, or conclusive evidence thereof and shall be binding on every Shareholder, Director, the auditors or any Officer of the Corporation as the case may be.

12.06 OMISSIONS AND ERRORS--The accidental omission to give any notice to any Shareholder, Director, Officer, auditor or member of a Committee of Directors or the non-receipt of any notice by any such person or any error in any notice not affecting the substance thereof shall not invalidate any action taken at any meeting held pursuant to such notice or otherwise founded thereon.

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
12.07 PERSONS ENTITLED BY DEATH OR OPERATION OF LAW--Every person who by operation of law, transfer, death of a Shareholder or any other means whatsoever, shall become entitled to any share, shall be bound by every notice in respect of such share which shall have been duly given to the Shareholder from whom he derives his title prior to such person's name and address being entered on the securities register (whether such notice was given before or after the happening of the event upon which he became so entitled) and prior to his furnishing to the Corporation the proof of authority or evidence of his entitlement prescribed by the Act.

12.08 WAIVER OF NOTICE--Any Shareholder (or his duly appointed proxyholder), Director, Officer, auditor or member of a Committee of Directors may at any time waive the sending of any notice, or waive or abridge the time for any notice, required to be given to him under any provision of the Act, the regulations thereunder, the Articles, the By-Laws or otherwise and such waiver or abridgement shall cure any default in the giving or the time of such notice, as the case may be. Any such waiver or abridgement shall be in writing except a waiver of notice of a meeting of Shareholders or of the Board which may be given in any manner.
ENACTED by the Board the ____ day of ____________, 1999.
____________________

Chairperson of the

Directors Meeting
CONFIRMED by the Shareholders in accordance with the Act the ____ day of ____________, 1999.
____________________

Chairperson of the

Shareholders Meeting

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